       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON December 23, 2004


                                                              FILE NO. 033-02610
                                                              FILE NO. 811-04550
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 70 [X]
                           AND REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 72 [X]


                               THE MAINSTAY FUNDS
                               ------------------
               (exact name of registrant as specified in charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                   -------------------------------------------
                     (address of principal executive office)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq.                 Copy To: Sander M. Bieber, Esq.
     The MainStay Funds                                    Dechert LLP
      51 Madison Avenue                                   1775 I St, NW
  New York, New York 10010                            Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on ________, pursuant to paragraph (b)(1) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[X] on February 28, 2005, pursuant to paragraph (a)(1) of Rule 485


[X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


EXPLANATORY NOTE: This Post-Effective Amendment No. 70 does not relate to three series of the Registrant, Research Value Fund, Strategic Value Fund, and International Bond Fund (the "Funds"). These are intended to be reorganized into other series of the MainStay family of funds in January 2005. Should shareholders of the Funds not approve the reorganization of such Funds or should the reorganizations not otherwise be effected before the effective date of this Post-Effective Amendment, Registrant will update the registration statement of those Funds in a subsequent post-effective amendment.

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2005



                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.


(MAINSTAY LOGO)


EQUITY FUNDS



MainStay Blue Chip Growth Fund


MainStay Capital Appreciation Fund


MainStay Common Stock Fund


MainStay Equity Index Fund


MainStay MAP Fund


MainStay Mid Cap Growth Fund


MainStay Mid Cap Value Fund


MainStay Small Cap Growth Fund


MainStay Small Cap Value Fund

MainStay Value Fund


INCOME FUNDS



MainStay Diversified Income Fund


MainStay Government Fund


MainStay High Yield Corporate Bond Fund


MainStay Money Market Fund

MainStay Tax Free Bond Fund


BLENDED FUNDS



MainStay Convertible Fund

MainStay Total Return Fund


INTERNATIONAL FUNDS



MainStay Global High Income Fund


MainStay International Equity Fund

        WHAT'S INSIDE?

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay Blue Chip Growth Fund
 10      MainStay Capital Appreciation Fund
 14      MainStay Common Stock Fund
 18      MainStay Equity Index Fund*
 22      MainStay MAP Fund
 26      MainStay Mid Cap Growth Fund
 30      MainStay Mid Cap Value Fund
 34      MainStay Small Cap Growth Fund
 38      MainStay Small Cap Value Fund
 42      MainStay Value Fund

         INCOME FUNDS
 46      MainStay Diversified Income Fund
 50      MainStay Government Fund
 54      MainStay High Yield Corporate Bond Fund
 58      MainStay Money Market Fund
 62      MainStay Tax Free Bond Fund

         BLENDED FUNDS
 66      MainStay Convertible Fund
 70      MainStay Total Return Fund

         INTERNATIONAL FUNDS
 74      MainStay Global High Income Fund
 78      MainStay International Equity Fund

 82      More About Investment Strategies and Risks

 87      Shareholder Guide

113      Know With Whom You're Investing

121      Financial Highlights for The MainStay Funds

---------------

* Closed to new investors and new share purchases.

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund with 19 different series (the series of the Trust are collectively referred to as the "Funds") that invest for varying combinations of income and capital appreciation. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of two of the Funds. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of 15 of the Funds. NYLIM has also retained Gabelli Asset Management Company ("Gabelli"), Markston International LLC ("Markston International") and Jennison Associates LLC ("Jennison") as the Subadvisors that are responsible for the day-to-day portfolio management of two of the Funds.

Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, those Funds listed in the table of contents as Income Funds invest primarily in debt securities, those Funds listed in the table of contents as Blended Funds may invest in a mix of equity and income-producing securities and those Funds listed in the table of contents as International Funds invest primarily in non-U.S. securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts (ADRs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MAINSTAY BLUE CHIP
GROWTH FUND

The Blue Chip Growth Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and other securities issued by U.S. Blue Chip companies having equity characteristics, such as:

- convertible debt,

- convertible preferred securities,

- preferred stocks,

- warrants, and

- rights.

Blue Chip companies are defined as those companies:

- possessing leading market characteristics and certain financial characteristics, and

- having market capitalizations greater than $2 billion and revenues greater than $500 million.

Market leaders generally have superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry. Blue Chip companies also generally have faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.

INVESTMENT PROCESS

The Fund invests in companies judged by Gabelli, the Fund's Subadvisor, to have superior earnings per share growth prospects and above-average or expanding market shares, profit margins and returns on equity.

The Subadvisor chooses securities for the Fund using fundamental securities analysis to develop company earnings forecasts, selecting those securities that it perceives to be undervalued or to otherwise have growth potential.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, deceleration in the earnings growth rate, a decrease in profit margins and other meaningful changes in the issuer's financial condition, the condition of the economy, and changes in the condition and outlook in the issuer's industry.

                                                           BLUE CHIP GROWTH FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

BLUE CHIP GROWTH FUND

[Blue Chip Growth Fund Bar Chart]

99                                                                               40.78
00                                                                              -10.55
01                                                                              -24.42
02                                                                              -34.36
03                                                                               29.30
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [24.56%]            [4/99]
  Lowest return/worst quarter                                       [-23.82%]            [2/02]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                                 LIFE OF
                                                                    1 YEAR       5 YEARS         FUND(1)
  Blue Chip Growth Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  S&P 500(R) Index(3) (reflects no deduction for fees, expenses, or taxes)




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           BLUE CHIP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $500 million and 0.95% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.80% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31,
2004, total annual fund operating expenses would have been   % for Class A
shares and   % for Class B and C shares. This reimbursement may be discontinued
at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




MAINSTAY CAPITAL
APPRECIATION FUND

The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                                       CAPITAL APPRECIATION FUND

[Capital Appreciation Fund Bar Chart]

95                                                                               35.11
96                                                                               18.56
97                                                                               23.45
98                                                                               38.15
99                                                                               23.90
00                                                                              -11.85
01                                                                              -24.47
02                                                                              -32.07
03                                                                               25.70
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [26.88%]            [4/98]
  Lowest return/worst quarter                                       [-20.08%]            [1/01]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR       5 YEARS      10 YEARS
  Capital Appreciation Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I

  Return After Taxes on Distributions(1)
    Class B
  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 1000(R) Growth Index(2) (reflects no deduction for fees, expenses, or taxes)



  S&P 500(R) Index(3) (reflects no deduction for fees, expenses, or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Exchange Fee                                                        *               *               *               *



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.56%           0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)

  Total Annual Fund Operating Expenses




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% from $200 million to $500 million and 0.50% in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                      [This page intentionally left blank]

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

MAINSTAY COMMON
STOCK FUND

The Common Stock Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS

- NYLIM, the Fund's Manager, will seek to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.

- The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.

- The Fund is managed with a core orientation (including growth and value equities) that is determined by market conditions.


- NYLIM uses a BOTTOM UP approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                               COMMON STOCK FUND

[Common Stock Fund Bar Chart]

99                                                                               28.80
00                                                                               -3.46
01                                                                              -18.41
02                                                                              -26.12
03                                                                               23.88
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [21.88%]            [4/99]
  Lowest return/worst quarter                                       [-15.73%]            [3/01]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR       5 YEARS      LIFE OF FUND(1)
  Common Stock Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 1000(R) Index(3) (reflects no deduction for fees, expenses, or taxes)



  S&P 500(R) Index(4) (reflects no deduction for fees, expenses, or taxes)

1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.

3 The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

COMMON STOCK FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.38% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would
have been   % for Class A shares and   % for Class B and C shares. These waivers
and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------

The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc.

---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY EQUITY
INDEX FUND*

The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS

NYLIM, the Fund's manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95 (before charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures which are used for cash management purposes.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transactions costs;

- changes in either the makeup of the S&P 500(R) Index or the number of shares outstanding for the components of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

---------------
* CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends only.
 18

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.


GUARANTEE

This Fund comes with an unconditional one-day guarantee from NYLIFE LLC (NYLIFE). If, on the business day immediately after ten years from your date of purchase (the "Guarantee Date"), the net asset value of a Fund share, plus the value of all cumulative reinvested dividends and distributions paid on the share during the ten-year period, is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the net asset value of a Fund share as of the close of business on the Guarantee Date. See "The Equity Index Fund Guarantee" later in this Prospectus.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the guarantee.

EQUITY INDEX FUND

[Equity Index Fund Bar Chart]

95                                                                               35.91
96                                                                               22.04
97                                                                               32.26
98                                                                               27.69
99                                                                               19.99
00                                                                               -9.71
01                                                                              -12.65
02                                                                              -22.70
03                                                                               27.40
04

ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Sales loads are reflected in the Average Annual Total Returns. Class A shares were first offered on December 20, 1990. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [21.22%]            [4/98]
  Lowest return/worst quarter                                       [-17.27%]            [3/02]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR            5 YEARS           10 YEARS
  Equity Index Fund
  Return Before Taxes
    Class A

  Return After Taxes on Distributions(1)
    Class A



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class A

  S&P 500(R) Index(2) (reflects no deduction for fees, expenses, or taxes)




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%



  Maximum Deferred Sales Charge (Load)(1) (as a percentage of the lesser of the original offering price or redemption
  proceeds)                                                      None

  Exchange Fee                                                    *



  Maximum Account Fee                                            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee(2)                                              0.50%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value.

2 NYLIM has voluntarily agreed to waive its management fee to 0.25% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.80% of average daily net assets for Class A shares. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, the management fee would have been 0.25% and the total annual fund operating
expenses would have been   % for Class A shares. These waivers and/or
reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

  Expenses after          Class A
   1 Year

   3 Years



   5 Years

  10 Years




MAINSTAY MAP FUND

The MAP Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

The Fund employs two Subadvisors, Jennison and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, each Subadvisor seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

JENNISON: Jennison seeks to identify attractively valued companies with current or emerging earnings growth that are not fully recognized or appreciated by the market. There are two types of companies which may exhibit the characteristics Jennison is seeking. The first type is a company that is out of favor with investors but which Jennison expects will experience a dynamic earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good growth characteristics but which Jennison believes is being mispriced by the market as the result of a short-term earnings glitch relative to "street" expectations or market uncertainty regarding sustainability of earnings growth.

Jennison may sell investments when price objectives are reached, the risk/ reward outlook changes, or a company's fundamentals change. Certain securities may be acquired from time to time in an effort to earn short-term profits.

MARKSTON: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

                                                                        MAP FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

MAP FUND

[MAP FUND BAR CHART]

95                                                                               32.50
96                                                                               23.82
97                                                                               27.99
98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36
02                                                                              -19.81
03                                                                               38.72
04

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows the average annual total returns for Class I shares for the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year (or life of Class) periods compare to those of broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes vary based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1995 through April 30, 1995. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective November 25, 2002, Jennison and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by NYLIM from time to time. Prior to that date, Markston was solely responsible for subadvising the Fund's portfolio.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [20.27%]            [2/03]
  Lowest return/worst quarter                                       [-15.77%]            [3/02]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                                     10 YEARS OR
                                                                                                       LIFE OF
                                                                    1 YEAR          5 YEARS            CLASS(1)
  MAP Fund
  Return Before Taxes
    Class I
    Class A
    Class B
    Class C
    Class R1
    Class R2
  Return After Taxes on Distributions(2)
    Class I



  Return After Taxes on Distributions and Sale of Fund
  Shares(3)
    Class I
  Russell Midcap(R) Index(3) (reflects no deduction for fees, expenses, or taxes)



  S&P 500(R) Index(4) (reflects no deduction for fees, expenses, or taxes)

1 Class A, B and C shares were first offered on June 9, 1999. Class R1 and R2 shares were first offered on January 1, 2004.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Class A, B, C, R1 and R2 shares may vary.

3 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                        MAP FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                None         5.00%        1.00%        None         None          None

  Exchange Fee                                           *            *            *            *            *             *



  Maximum Account Fee                                   None         None         None         None         None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.75%        0.75%        0.75%        0.75%        0.75%         0.75%

  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%        None         None          0.25%



  Other Expenses(4)

  Total Annual Fund Operating Expenses(2)





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $1.0 billion and 0.70% in excess of $1.0 billion. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.35% of average daily net for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses
would have been   % for Class A shares,   % for Class B and C shares,   % for
Class I shares,   % for Class R1 shares, and   % for Class R2 shares. These
waivers and/or reimbursements may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years

                  CLASS R2

  Expenses after
   1 Year
   3 Years



   5 Years
  10 Years

MAINSTAY MID CAP
GROWTH FUND

The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the S&P MidCap 400(R) Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of this Prospectus, the market capitalizations of companies in this index range from $1 billion to $4 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

                                                             MID CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP GROWTH FUND

[Mid Cap Growth Fund Bar Chart]

01                                                                              -18.20
02                                                                              -29.46
03                                                                               45.06
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 2001-2004)


PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for the one year period and for the life of the Fund compare to those of two broad-based securities market indices. Performance data for the classes vary based on differences in their fee and expense structures. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(2001-2004)



                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [24.51%]            [2/03]
  Lowest return/worst quarter                                       [-20.67%]            [3/01]





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                                       LIFE OF
                                                                    1 YEAR             FUND(1)
  Mid Cap Growth Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 2500(R) Growth Index(3) (reflects no deduction for fees, expenses, or taxes)



  S&P MidCap 400(R) Index(4) (reflects no deduction for fees, expenses, or taxes)

  Russell MidCap(R) Growth Index(5) (reflects no deductions for fees, expenses, or taxes)


1 The Fund commenced investment operations on January 2, 2001.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

3 The Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market-size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


5 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would
have been   % for Class A shares and   % for Class B and C shares. These waivers
and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

The RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. As of the date of this Prospectus, the market capitalizations of
companies in this index range from $   million to $   billion.

MAINSTAY MID CAP
VALUE FUND

The Mid Cap Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities that:

- MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,

- pay cash dividends, and

- are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:

- relative valuation,

- prospects for future earnings growth,

- ability to grow dividends, and

- corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP VALUE FUND

[Mid Cap Value Fund Bar Chart]

99                                                                               24.16
00                                                                               21.83
01                                                                                4.17
02                                                                              -14.35
03                                                                               28.02
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 1, 2004, include the historical performance of Class B shares from inception (June 1, 1998) through December 31, 2003. Class A shares were also introduced June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2004)



                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [18.69%]            [2/99]
  Lowest return/worst quarter                                       [-17.27%]            [3/02]





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            FUND(1)
  Mid Cap Value Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I
    Class R1
    Class R2

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell Midcap(R) Value Index(3) (reflects no deduction for fees, expenses, or taxes)






1 The Fund commenced operations on June 1, 1998.



2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.



3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%         None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                 None        5.00%        1.00%         None         None          None
  Exchange Fee                                           *            *            *            *            *             *



  Maximum Account Fee                                    None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.70%        0.70%        0.70%        0.70%        0.70%         0.70%
  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%         None         None         0.25%



  Other Expenses(4)
  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.35% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses
would have been   % for Class A shares,   % for Class B and C shares,   % of the
Class I shares,   % of the Class R1 shares and   % of the Class R2 shares. These
waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                  CLASS R2

  Expenses after
   1 Year
   3 Years



   5 Years
  10 Years




MAINSTAY SMALL CAP
GROWTH FUND

The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. As of the date of this Prospectus, the market capitalizations of
companies in this index range from $   million to $   billion. MacKay Shields,
the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS

The Subadvisor looks for securities of companies with the following characteristics:

- above-average revenue and earnings per share growth,

- participation in growing markets,

- potential for positive earnings surprises, and

- strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

                                                           SMALL CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SMALL CAP GROWTH FUND

[Small Cap Growth Fund Bar Chart]

99                                                                              106.02
00                                                                              -20.91
01                                                                              -19.34
02                                                                              -29.39
03                                                                               40.25
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "More About Investment Strategies and Risks"). You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [53.27%]            [4/99]
  Lowest return/worst quarter                                       [-26.75%]            [3/01]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                                          LIFE OF
                                                                       1 YEAR          5 YEARS            FUND(1)
  Small Cap Growth Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 2000(R) Growth Index(3) (reflects no deduction for fees, expenses, or taxes)



  Russell 2000(R) Index(4) (reflects no deduction for fees, expenses, or taxes)

1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

3 The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $1 billion and 0.95% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.85% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.70% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, the management fee would have been 0.85% and the total annual fund
operating expenses would have been   % for Class A shares and   % for Class B
and C shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

The RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. As of the date of this Prospectus, the market capitalizations of companies in this index range from $ million to $ billion.

---------------------------
SMALL-CAPITALIZATION stocks are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

MAINSTAY SMALL CAP
VALUE FUND

The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) VALUE INDEX and invests primarily in common stocks and securities convertible into common stock.

INVESTMENT PROCESS

MacKay Shields, the Fund's Subadvisor, uses a bottom-up investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple appreciation drivers, or catalysts. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research.

Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of SMALL-CAPITALIZATION companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                                            SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]

99                                                                                5.35
00                                                                               28.97
01                                                                               14.57
02                                                                              -12.83
03                                                                               34.69
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [17.55%]            [2/99]
  Lowest return/worst quarter                                       [-16.79%]            [3/02]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         LIFE OF FUND(1)
  Small Cap Value Fund
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 2000(R) Value Index(3) (reflects no deduction for fees, expenses, or taxes)




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.85%           0.85%           0.85%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 Effective July 1, 2004, NYLIM contractually agreed to reduce the management fee from 1.00% to 0.85%. The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $1.0 billion and 0.80% in excess of $1.0 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.60% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.90% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, the management fee would have been 0.60%
and the total annual fund operating expenses would have been   % for Class A
shares and   % for Class B and C shares. These waivers and/or reimbursements may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming Redemption         Assuming no   Assuming Redemption
  Expenses after             Redemption    at the end of each period   Redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

MAINSTAY VALUE
FUND

The Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designated or managed primarily to produce current income.

INVESTMENT PROCESS

The Fund normally invests in U.S. common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios,

- the company's book value,

- estimated value of the company's assets (liquidating value), and

- growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                                      VALUE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

VALUE FUND

[Value Fund Bar Chart]

95                                                                               28.01
96                                                                               21.11
97                                                                               21.29
98                                                                               -8.09
99                                                                                7.51
00                                                                               11.05
01                                                                               -2.45
02                                                                              -22.76
03                                                                               26.73
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1995-2004)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.12%             2/03
  Lowest return/worst quarter                                       -23.18%             3/02




AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Value Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I
    Class R1
    Class R2

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Russell 1000(R) Value Index(2) (reflects no deduction for fees, expenses, or taxes)






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.



2 The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           5.50%    None      None      None       None       None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                 None     5.00%     1.00%     None       None       None

  Exchange Fee                                                   *         *         *         *         *          *



  Maximum Account Fee                                           None     None      None      None       None       None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                            0.64%    0.64%     0.64%     0.64%      0.64%      0.64%

  Distribution and/or Service (12b-1) Fees(3)                   0.25%    1.00%     1.00%     None       None       0.25%



  Other Expenses(4)

  Total Annual Fund Operating Expenses




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 up to $500 million, and 0.50% on assets in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.22% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period
ended October 31, 2004, total annual fund operating expenses would have been   %
for Class A shares,   % for Class B and C shares,   % of the Class I shares,   %
of the Class R1 shares and   % of the Class R2 shares. These waivers and/or
reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                  CLASS R2

  Expenses after
   1 Year
   3 Years



   5 Years
  10 Years




---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

MAINSTAY DIVERSIFIED
INCOME FUND

The Diversified Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.

The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

- fundamental economic cycle analysis,

- credit quality, and

- interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.

The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include mortgage-related and asset-backed securities, and WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS.

The Fund may enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering

                                                         DIVERSIFIED INCOME FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk, and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund's principal investments include derivatives, such as mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

DIVERSIFIED INCOME FUND

[Diversified Income Fund Bar Chart]

98                                                                                4.35
99                                                                                1.54
00                                                                               -2.28
01                                                                                5.78
02                                                                                3.99
03                                                                               19.10
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (February 28, 1997) through August 31, 1998. Class A shares were also introduced on February 28, 1997. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from inception (February 28, 1997) through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2004)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        7.17%             2/03
  Lowest return/worst quarter                                       -1.96%             4/00




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                     5
                                                                    1 YEAR         YEARS            LIFE OF FUND(1)
  Diversified Income Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Three-Index Composite(3) (reflects no deduction for fees, expenses, or taxes)



  Lehman Brothers(R) Aggregate Bond Index(4) (reflects no deduction for fees, expenses, or taxes)

1 The Fund commenced operations on February 28, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

3 The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. These indices represent the U.S. government and domestic investment grade sector, the U.S. high-yield sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.

4 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                         DIVERSIFIED INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Exchange Fee                                                        *               *               *               *



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.35% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C and I shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would
have been   % for Class A shares,   % for Class B and C shares, and   % of the
Class I shares.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY
GOVERNMENT FUND

The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.

INVESTMENT PROCESS

In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

- U.S. Treasury bills (maturing in one year or less),

- notes (maturing in 1 to 10 years),

- bonds (generally maturing in more than 10 years), and

- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include FLOATERS as well as money market instruments and cash equivalents.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio SECURITIES LENDING.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

                                                                 GOVERNMENT FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GOVERNMENT FUND

[Government Fund Bar Chart]

95                                                                               15.69
96                                                                                1.25
97                                                                                8.54
98                                                                                7.52
99                                                                               -3.60
00                                                                               11.49
01                                                                                5.54
02                                                                                8.94
03                                                                                0.53
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1994 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1995-2004)

                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                        [5.62%]            [3/02]
  Lowest return/worst quarter                                       [-2.72%]            [1/96]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                       1 YEAR              5 YEARS            10 YEARS
  Government Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B

  Lehman Brothers(R) Government Bond Index(2) (reflects no deduction for fees, expenses, or taxes)




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C          CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Exchange Fee                                                        *               *               *                *



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%            0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)

  Total Annual Fund Operating Expenses




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.50% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.05% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C and I shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, the management fee would have been 0.50% and the total annual
fund operating expenses would have been   % for Class A shares,   % for Class B
and C shares and   % for Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                   CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
                             redemption    the end of each period   redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY HIGH YIELD
CORPORATE BOND FUND

The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:

- domestic corporate debt securities,

- YANKEE (dollar-denominated) DEBT SECURITIES,

- ZERO COUPON BONDS, and

- U.S. government securities.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading

                                                  HIGH YIELD CORPORATE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

95                                                                               19.71
96                                                                               15.58
97                                                                               11.55
98                                                                                1.31
99                                                                                9.51
00                                                                               -7.20
01                                                                                1.72
02                                                                               -1.53
03                                                                               36.50
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1995-2004)

                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                       [11.85%]            [2/03]
  Lowest return/worst quarter                                       [-8.41%]            [3/98]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  High Yield Corporate Bond Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B

  Credit Suisse First Boston(TM) High Yield Index(2) (reflects no deduction for fees, expenses, or taxes)




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Exchange Fee                                                        *               *               *               *



  Redemption Fee(2)
  (as a percentage of redemption proceeds)                           2.00%           2.00%           2.00%           2.00%

  Maximum Account Fee                                                None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(3)                                                 0.56%           0.56%           0.56%           0.56%



  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%           None

  Other Expenses(5)



  Total Annual Fund Operating Expenses

* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies to certain redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                                                                                                  CLASS
                  CLASS A                    CLASS B                                   CLASS C                      I
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      Redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rates.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY MONEY
MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,

- bank and bank holding company obligations, such as CDs and bankers' acceptances,

- commercial paper, which is short-term, unsecured loans to corporations,

- corporate debt securities,

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars,

- time deposits, and

- REPURCHASE AGREEMENTS.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and MORTGAGE-RELATED and ASSET-BACKED securities.

INVESTMENT PROCESS

All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

MacKay Shields, the Fund's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

- political and economic instability,

- less publicly available information about issuers, and

- changes in U.S. or foreign tax laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

MONEY MARKET FUND

[Money Market Fund Bar Chart]

95                                                                               5.51
96                                                                               4.91
97                                                                               5.08
98                                                                               5.01
99                                                                               4.65
00                                                                               5.87
01                                                                               3.72
02                                                                               1.22
03                                                                               0.51
04

ANNUAL RETURNS, ALL CLASSES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future. TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE: 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, ALL CLASSES
(1995-2004)

                                                                    RETURN        QUARTER/YEAR
  Highest return/best quarter                                       [1.51%]          [3/00]
  Lowest return/worst quarter                                       [0.10%]          [4/03]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    All Classes
    7-day current yield: 0.42%

  Lipper Money Market Fund Average(1)




1 The Lipper Money Market Fund Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            None            None

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                 0.47%           0.47%           0.47%

  Distribution and/or Service (12b-1) Fees                           None            None            None



  Other Expenses

  Total Annual Fund Operating Expenses(1)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets in excess of $300 million and up to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's expenses do not exceed 0.70% of average daily net assets for each class of shares. As a result, for the fiscal year ended October 31, 2004, the total
annual fund operating expenses were     % for each class. These waivers and/or
reimbursements may be discontinued at any time without notice.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown. Expenses are the same for each class.

                                               ALL CLASSES
  Expenses after  Assuming no redemption   Assuming redemption at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

---------------------------

REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

---------------------------

INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY TAX FREE
BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of comparable quality.

The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the

- states;

- District of Columbia;

- territories, commonwealths and possessions of the United States and their political subdivisions; and

- agencies, authorities and instrumentalities of these entities.

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT") for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

                                                              TAX FREE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]

95                                                                               14.86
96                                                                                3.33
97                                                                                8.80
98                                                                                4.83
99                                                                               -6.96
00                                                                               11.75
01                                                                                3.79
02                                                                                8.34
03                                                                                2.36
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1995-2004)



                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                        [6.28%]            [1/95]
  Lowest return/worst quarter                                       [-5.12%]            [1/94]





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Tax Free Bond Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B

  Tax Free Bond Composite Index(2) (reflects no deduction for fees, expenses, or taxes)



  Lehman Brothers(R) Municipal Bond Index(3) (reflects no deduction for fees, expenses, or taxes)


1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

2 The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

3 The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           0.50%           0.50%



  Other Expenses

  Total Annual Fund Operating Expenses(2)





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.45% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.89% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, the management fee would have been 0.50% and the total annual fund
operating expenses would have been   % for Class A shares and   % for Class B
and C shares.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




MAINSTAY CONVERTIBLE
FUND

The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in "convertible securities" such as:

- bonds,

- debentures,

- corporate notes, and

- preferred stocks or other securities,

that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:

- nonconvertible debt,

- equity securities that do not pay regular dividends,

- U.S. Government securities, and

- cash or cash equivalents.

INVESTMENT PROCESS

In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:

- the potential return of the common stock into which the convertible security is convertible,

- credit risk,

- projected interest return, and

- the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

                                                                CONVERTIBLE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

CONVERTIBLE FUND

[Convertible Fund Bar Chart]

95                                                                               23.02
96                                                                               11.39
97                                                                               10.67
98                                                                                0.53
99                                                                               32.90
00                                                                                6.51
01                                                                               -4.76
02                                                                               -9.50
03                                                                               21.46
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1995-2004)



                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [16.81%]            [4/99]
  Lowest return/worst quarter                                       [-10.66%]            [3/01]





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                    1 YEAR          5 YEARS         10 YEARS
  Convertible Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B

  Merrill Lynch All Convertible Securities Index(2) (reflects no deduction for fees, expenses or taxes)



  Credit Suisse First Boston(TM) Convertible Securities
  Index(3) (reflects no deduction for fees, expenses, or taxes)





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.


2 The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



3 The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.72%           0.72%           0.72%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily assets as follows: 0.72% up to $500 million, 0.67% from $500 million to $1 billion and 0.62% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.67% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.20% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses
would have been   % for Class A shares and   % for Class B and C shares. These
waivers and/or reimbursements may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY TOTAL
RETURN FUND

The TOTAL RETURN Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% of its assets in U.S. debt securities.

INVESTMENT PROCESS

Equity Investments

Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt Investments

It is contemplated that the Fund's long-term debt investments will consist primarily of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields, the Fund's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS.

In addition, the Fund may purchase high-yield bonds and other debt securities rated below investment grade that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

                                                               TOTAL RETURN FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

The Fund's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TOTAL RETURN FUND

[Total Return Fund Bar Chart]

95                                                                               27.96
96                                                                               12.73
97                                                                               17.65
98                                                                               25.96
99                                                                               15.60
00                                                                               -5.10
01                                                                              -12.61
02                                                                              -18.37
03                                                                               18.18
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1995 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [16.87%]            [4/98]
  Lowest return/worst quarter                                       [-11.63%]            [1/01]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                  1 YEAR       5 YEARS       10 YEARS
  Total Return Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I

  Return After Taxes on Distributions(1)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B

  Total Return Growth Composite Index(2) (reflects no deduction for fees, expenses, or taxes)



  Total Return Core Composite Index(3) (reflects no deduction for fees, expenses, or taxes)

  S&P 500(R) Index(4) (reflects no deduction for fees, expenses, or taxes)




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

3 The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Exchange Fee                                                        *               *               *               *



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.62%           0.62%           0.62%           0.62%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.19% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C and I shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would
have been   % for Class A shares,   % for Class B and C shares, and   % of the
Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.
---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

MAINSTAY GLOBAL
HIGH INCOME FUND

The Global High Income Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its assets in high-yield securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P, or if unrated, are deemed to be comparable by the Fund's Subadvisor, MacKay Shields.

- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.

- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, SWAPS, futures and options.

- The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.

                                                         GLOBAL HIGH INCOME FUND

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.


---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Since the Fund principally invests in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GLOBAL HIGH INCOME FUND

[Global High Income Fund Bar Chart]

99                                                                               17.01
00                                                                                8.58
01                                                                               12.69
02                                                                               10.33
03                                                                               30.69
04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2004)


PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2004)



                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                       [11.15%]            [2/03]
  Lowest return/worst quarter                                       [-5.43%]            [2/02]





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)



                                                                                      5
                                                                    1 YEAR          YEARS          LIFE OF FUND(1)
  Global High Income Fund
  Return Before Taxes
    Class A
    Class B
    Class C

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  JPMorgan EMBI Global Diversified Index(3) (reflects no deduction for fees, expenses, or taxes)





1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



3 The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                         GLOBAL HIGH INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses

  Total Annual Fund Operating Expenses(2)




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.51% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would
have been   % for Class A shares and   % for Class B and C shares. These waivers
and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




---------------------------

A BOTTOM UP approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY INTERNATIONAL
EQUITY FUND

The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS

- The Subadvisor seeks to identify investment opportunities by pursuing a BOTTOM UP, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

                                                       INTERNATIONAL EQUITY FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. These include losses due to:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INTERNATIONAL EQUITY FUND

[International Equity Fund Bar Chart]

95                                                                                4.27
96                                                                                9.05
97                                                                                3.78
98                                                                               19.34
99                                                                               26.60
00                                                                              -21.71
01                                                                              -16.34
02                                                                               -4.95
03                                                                               31.11
04

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 1, 2004, include the historical performance of Class B shares from inception through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                        [19.23%]            [4/98]
  Lowest return/worst quarter                                       [-14.02%]            [1/01]




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                       5
                                                                    1 YEAR           YEARS          LIFE OF FUND(1)
  International Equity Fund
  Return Before Taxes
    Class A
    Class B
    Class C
    Class I
    Class R1
    Class R2

  Return After Taxes on Distributions(2)
    Class B



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B

  Morgan Stanley Capital International EAFE(R) Index(3)
  (reflects no deduction for fees, expenses, or taxes)




1 The Fund commenced operations on September 13, 1994.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)       CLASS A       CLASS B       CLASS C       CLASS I       CLASS R1       CLASS R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              5.50%         None          None          None          None           None



  Maximum Deferred Sales Charge (Load)(1) (as a
  percentage of the lesser of the original
  offering price or redemption proceeds)           None          5.00%         1.00%         None          None           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)         2.00%         2.00%         2.00%         2.00%         None           None



  Exchange Fee                                      *             *             *             *             *              *

  Maximum Account Fee                              None          None          None          None          None           None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(3)                               0.90%         0.90%         0.90%         0.90%         0.90%          0.90%



  Distribution and/or Service (12b-1) Fees(4)      0.25%         1.00%         1.00%         None          None           0.25%

  Other Expenses(5)



  Total Annual Fund Operating Expenses(3)

* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies only to redemptions (including exchanges) of Class A, B, C and I shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.95% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses
would have been   % for Class A shares,   % for Class B and C shares,   % of the
Class I shares,   % of the Class R1 shares and   % of the Class R2 shares.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year

   3 Years



   5 Years

  10 Years




                  CLASS R2

  Expenses after
   1 Year
   3 Years



   5 Years
  10 Years




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this normally means that the Fund will invest at least 65% of its assets in that type or style of investment.

DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

INITIAL PUBLIC OFFERINGS

Certain Funds may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.

ILLIQUID AND RESTRICTED SECURITIES

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

In times of unusual or adverse market, economic or political conditions, the High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities.

In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

THE EQUITY INDEX FUND GUARANTEE

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share by the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When Equity Index Fund shares are sold, MainStay first redeems the shares you've held longest.

Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year appear in the Statement of Additional Information.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, NYLIM, NYLIFE Distributors LLC, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

For more information on the Guarantee, see the Statement of Additional Information.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, I, R1 and R2 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1 and Class R2 that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

The key point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to

SHAREHOLDER GUIDE

your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                 CLASS A           CLASS B               CLASS C         CLASS I   CLASS R1   CLASS R2
  Initial          Yes               No                    No             No         No         No
  sales charge

  Contingent     None(1)        Sliding scale         1% on sale of      None       None       None
  deferred                    during the first     shares held for one
  sales charge                 six years after        year or less
                                  purchase



  Ongoing         0.25%             0.75%                 0.75%          None       None      0.25%
  service                      distribution(2)       distribution(2)
  and/or                      and 0.25% service     and 0.25% service
  distribution                (1.00% total)(3)      (1.00% total)(3)
  fee (Rule
  12b-1 fee)




  Shareholder      None             None                  None           None      0.10%      0.10%
  service fee

  Redemption     None(4)           None(4)               None(4)         None(4)    None       None
  fee
  Conversion        No               Yes                   No             No         No         No
  feature

  Purchase         None           $100,000              $500,000         None       None       None
  maximum(5)

1 Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

2 0.25% for the Tax Free Bond Fund.

3 0.50% for the Tax Free Bond Fund.

4 The International Equity and High Yield Corporate Bond Funds each impose a 2% redemption fee on certain redemptions (including exchanges) of Class A, B, C and I shares. Please see "Information on Fees" in this section for details.

5 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger

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
                                                               SHAREHOLDER GUIDE

amounts ($100,000 or more, for most Funds) and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1 and R2 shares are available only to certain employer-sponsored retirement plans.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares of any Fund will be more economical than Class B if you intend to invest and hold long-term more than $100,000. There may be other circumstances under which Class B shares are not the most economical choice; you should analyze your particular situation and options carefully with your financial advisor before you invest.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

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
SHAREHOLDER GUIDE

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees.

- If you owned your Class B shares of any MainStay Fund on October 24, 1997, when the conversion feature was implemented, they will be converted on or about December 31, 2005.

- The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- As is the case with Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $500,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

CLASS R1 AND R2 CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class R1 or Class R2 shares.

- You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

- Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans,

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
                                                               SHAREHOLDER GUIDE

  - Certain section 403(b)(7) plans,

  - 401(k), profit sharing, money purchase pension and defined benefit plans, and

  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

MainStay Equity and Blended Funds (except Equity Index Fund)*


                                     SALES CHARGES AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more**            None                None                     None



* Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund and Value Fund.


** No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Income Funds (except Money Market Fund)*

                                     SALES CHARGES AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                   AS A % OF
  AMOUNT                         PRICE             INVESTMENT            OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more**            None                None                     None


* Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund and Tax Free Bond Fund.


** No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE

MainStay Equity Index Fund (closed to new investors and new share purchases)

                                    SALES CHARGES AS A PERCENTAGE OF
                             ----------------------------------------------          TYPICAL DEALER
  PURCHASE                         OFFERING                    NET                  CONCESSION AS A %
  AMOUNT                            PRICE                   INVESTMENT              OF OFFERING PRICE
  Less than $100,000                3.00%                     3.09%                       2.75%
  $100,000 to $249,999              2.50%                     2.56%                       2.25%



  $250,000 to $499,999              2.00%                     2.04%                       1.75%
  $500,000 to $999,999              1.50%                     1.52%                       1.25%



  $1,000,000 or more*                None                      None                        None

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   5.00%
  Second year                                                  4.00%



  Third year                                                   3.00%
  Fourth year                                                  2.00%



  Fifth year                                                   2.00%
  Sixth year                                                   1.00%



  Thereafter                                                    None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or
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                                                               SHAREHOLDER GUIDE

Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES


Reducing the Initial Sales Charge on Class A Shares



You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the table above pursuant to a "Right of Accumulation" or a "Letter of Intent," as described below. You may also be eligible for a waiver of the initial sales charge. See "Sales Charge Waivers on Class A Shares," below, for more information. Each Fund reserves the right to modify or eliminate these programs at any time.



- RIGHT OF ACCUMULATION



  A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.



  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.



  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.



- LETTER OF INTENT



  Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to


                                                                              93
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SHAREHOLDER GUIDE

  purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the right of accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Service" tab).

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

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                                                               SHAREHOLDER GUIDE

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund (except the Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time

                                                                              95
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SHAREHOLDER GUIDE

they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Shareholder Services Plans

Each Fund that offers Class R1 or Class R2 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1 or Class R2 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1 and Class R2 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

Redemption Fee

The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of Class A, B, C and I shares made within 60 days of purchase. The redemption fees are paid directly to the Funds and are designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply to Class R1 or Class R2 shares and may not apply on redemptions of other classes of shares by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through an MSS Systematic Withdrawal Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

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
                                                               SHAREHOLDER GUIDE

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

                                                                              97
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SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000 in any Fund except the Money Market Fund, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days. (MainStay cannot process Money Market Fund purchases by phone.)

Class I, R1 and R2 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1 or R2 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. If your initial investment is at least $5,000 in any Fund except the Money Market Fund, have your financial advisor place your order by phone. MSS must receive your completed application and check in GOOD ORDER within three business days. (MainStay cannot process Money Market Fund purchases by phone.)

All Classes

You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

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
                                                               SHAREHOLDER GUIDE

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also accept additional investments of smaller amounts at their discretion.

Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:


- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and


- Institutional Investors -- no minimum initial or subsequent purchase amounts.

Class R1 and R2 Shares

If you are eligible to invest in Class R1 or R2 shares of the Funds there are no minimum initial or subsequent purchase amounts.

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SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               - name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         - your account number; and
                       obtain an account number and wiring        - Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          - You cannot buy Money Market Fund shares by phone.
                       call MSS toll-free at 1-800-MAINSTAY       - MSS must receive your application and check, payable
                       (1-800-624-6782) between 8 am and 6          to MainStay Funds, in good order within three
                       pm eastern time any day the New York         business days. If not, MSS can cancel your order and
                       Stock Exchange is open. Call before 4        hold you liable for costs incurred in placing it.
                       pm to buy shares at the current day's      - $5,000 minimum.
                       NAV.                                       Be sure to write on your check:
                                                                  - Fund name and Class of shares;
                                                                  - your account number; and
                                                                  - name(s) of investor(s).



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             - name(s) of investor(s); and
                       P.O. Box 8401                              - Fund name and Class of shares.
                       Boston, MA 02266-8401

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
                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - The MainStay Funds (DDA #99029415)               - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      Call MSS toll-free at 1-800-MAINSTAY               Eligible investors can purchase shares by using
                       (1-800-624-6782) between 8 am and 6 pm             electronic debits from a designated bank account.
                       eastern time any day the New York Stock
                       Exchange is open to make an ACH purchase;
                       call before 4 pm to buy shares at the current
                       day's NAV; or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     - $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          - name(s) of investor(s);
                       Send overnight orders to:                          - your account number; and
                       MainStay Funds                                     - Fund name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




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SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                           - You may sell (redeem) your shares through your
                                                                   financial advisor or by any of the methods
                                                                   described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              - MSS will only send checks to the account owner at
                       Call MSS toll-free at 1-800-MAINSTAY        the owner's address of record and generally will
                       (1-800-624-6782) between 8 am and 6         not send checks to addresses on record for 30 days
                       pm eastern time any day the New York        or less.
                       Stock Exchange is open. Call before 4      - The maximum order MSS can process by phone is
                       pm eastern time to sell shares at the       $100,000.
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY        phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6         your designated bank account the next business
                       pm eastern time any day the New York        day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible            so. Your bank may charge you a fee to receive the
                       investors may sell shares and have          wire transfer.
                       proceeds electronically credited to a      - MSS must have your bank account information on
                       designated bank account.                    file.
                                                                  - There is an $11 fee for wire redemptions.
                                                                  - The minimum wire transfer amount is $1,000.




                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MSS must have your bank account information on
                       ACH:                                        file.
                       Call MSS toll-free at 1-800-MAINSTAY       - Proceeds may take 2-3 days to reach your bank
                       (1-800-624-6782) between 8 am and 6         account.
                       pm eastern time any day banks and the      - There is no fee from MSS for this transaction.
                       New York Stock Exchange are open.          - The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial                       documentation, as required.
                       Data Services
                       66 Brooks Drive                            There is a $15 fee for checks mailed to you via
                       Braintree, MA 02184                        overnight service.




                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay
Funds:
- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

MSS and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND
The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES
When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

MONEY MARKET FUND CHECK WRITING

You can sell shares of the Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, 403(b)(7) or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

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---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Exchanging Shares Among MainStay Funds
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in a different prospectus:

- MainStay All Cap Growth Fund           - MainStay Indexed Bond Fund
- MainStay All Cap Value Fund            - MainStay Intermediate Term Bond Fund
- MainStay Asset Manager Fund            - MainStay Mid Cap Opportunity Fund
- MainStay Balanced Fund                 - MainStay S&P 500 Index Fund
- MainStay Cash Reserves Fund            - MainStay Small Cap Opportunity Fund
- MainStay Floating Rate Fund            - MainStay Short Term Bond Fund

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases. Currently, the Small Cap Value Fund is closed to new investors, and the Equity Index Fund is closed to new investors and new share purchases.

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce Fund administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Funds' transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available. MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any

                                                               SHAREHOLDER GUIDE

individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

Investing for Retirement

Except for the Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA, Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Money Market Fund Exchanges

If you exchange all your shares in the MainStay Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, bank teller's checks or starter checks.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund

SHAREHOLDER GUIDE

  incurs as a result. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:

  - MSS does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

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

                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the Trust may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


Determining the Funds' Share Prices (NAV) and the Valuation of Securities



Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the

SHAREHOLDER GUIDE

securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably the International Equity Fund, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of a Fund's shareholders and a Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. The Funds may permit large or short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive.

The Funds, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The

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
                                                               SHAREHOLDER GUIDE

Funds may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. If the Funds detect frequent or excessive short-term trading in an account as a result of its surveillance or any other information available, a "block" may be placed on the account to restrict it from future purchases or exchanges in the account. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

While the Funds discourage excessive short-term trading, there is no assurance that it will be able to detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of the Funds' top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                                                                             109
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SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------

MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

FUND EARNINGS
Dividends and Interest
Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends

The Money Market Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MSS receives your purchase request in good order.

The Global High Income, Government, High Yield Corporate Bond, Diversified Income, and Tax Free Bond Funds declare and pay dividends monthly. The other Funds declare and pay any dividends quarterly. The Equity Index Fund declares and pays any dividends at least annually.

Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MSS directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

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                                                               SHAREHOLDER GUIDE

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from The MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Equity Funds and/or Blended Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 90 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Equity Funds and/or Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Blended Funds may qualify for the corporate dividends received deduction.

The Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

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SHAREHOLDER GUIDE

"Tax-free" Rarely Means "Totally Tax-Free"

- Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

- Capital gains declared in a tax-free Fund are not tax free.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.

The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2004, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:

                                                                    RATE PAID FOR THE
                                                                      PERIOD ENDED
                                                                    OCTOBER 31, 2004
  Blue Chip Growth Fund

  Capital Appreciation Fund



  Common Stock Fund

  Convertible Fund



  Diversified Income Fund

  Equity Index Fund



  Global High Income Fund

  Government Fund



  High Yield Corporate Bond Fund

  International Equity Fund(1)



  MAP Fund

  Mid Cap Growth Fund



  Mid Cap Value Fund

  Money Market Fund



  Small Cap Growth Fund

  Small Cap Value Fund(2)



  Tax Free Bond Fund

  Total Return Fund



  Value Fund

1 Effective January 1, 2004, NYLIM reduced the management fee payable by the International Equity Fund from 1.00% to 0.90% of the Fund's average daily net assets.

Effective July 1, 2004, NYLIM reduced the management fee payable by the Small Cap Value Fund from 1.00% to 0.85% of the Fund's average daily net assets.

Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Funds' Custodians, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreements between the Manager and the Trust, on behalf of the Funds.

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2004, NYLIM and its
affiliates managed approximately $     billion in assets.

NYLIM is responsible for the day-to-day portfolio management of the Equity Index and Common Stock Funds. Under the supervision of the Manager, the following Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the remaining 17 funds. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. The Funds' Trustees oversee the management and operations of the Funds.



MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to each Fund in this Prospectus except the Blue Chip Growth, Equity Index, Common Stock and MAP Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of
December 31, 2004, MacKay Shields managed approximately $     billion in assets.



GABELLI ASSET MANAGEMENT COMPANY ("Gabelli"), One Corporate Center, Rye, New York 10580, serves as Subadvisor to the Blue Chip Growth Fund. Gabelli was formed in 1978, and as of December 31, 2004, acts as investment adviser to institutional and individual investors with aggregate assets of approximately
$     billion.



JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, is a Subadvisor to the MAP Fund. Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990.
As of December 31, 2004, Jennison managed approximately $     billion in assets
on behalf of its clients, which primarily include registered investment companies and institutional accounts.



MARKSTON INTERNATIONAL LLC ("Markston International '), 40 Main Street, White Plains, New York 10606, is a Subadvisor to the MAP Fund. As of December 31,
2004, Markston managed approximately $     million in assets.


PORTFOLIO MANAGERS:

BLUE CHIP GROWTH FUND--Howard F. Ward

CAPITAL APPRECIATION FUND--Rudolph C. Carryl and Edmund C. Spelman

COMMON STOCK FUND--Harvey Fram

CONVERTIBLE FUND--Edward Silverstein and Edmund C. Spelman

DIVERSIFIED INCOME FUND--Joseph Portera and Donald E. Morgan


EQUITY INDEX FUND--Francis J. Ok


GLOBAL HIGH INCOME FUND--Joseph Portera, Gary Goodenough and Jeffrey H. Saxon

GOVERNMENT FUND--Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND FUND--Donald E. Morgan and J. Matthew Philo


INTERNATIONAL EQUITY FUND--Rupal J. Bhansali


MAP FUND--Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Mark G. DeFranco and Brian M. Gillott from Jennison

MID CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE FUND--Michael C. Sheridan and Richard A. Rosen

MONEY MARKET FUND--Claude Athaide and Christopher Harms

SMALL CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman

SMALL CAP VALUE FUND--Caroline Evascu

TAX FREE BOND FUND--John Fitzgerald and Laurie Walters

TOTAL RETURN FUND--Rudolph C. Carryl, Edmund C. Spelman, Richard A. Rosen, Gary Goodenough and Christopher Harms

VALUE FUND--Richard A. Rosen

PORTFOLIO MANAGER BIOGRAPHIES:

CLAUDE ATHAIDE PH.D., CFA Mr. Athaide became a manager of the Money Market Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.

RUPAL J. BHANSALI Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.

RUDOLPH C. CARRYL Mr. Carryl has managed the Capital Appreciation and Total Return Funds since 1992, and the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

MARK G. DEFRANCO Mr. DeFranco has co-managed the MAP Fund since November 2002. Mr. DeFranco is a Senior Vice President, Equity Portfolio Manager/Research. As a member of Jennison's Opportunistic Equity team, he co-manages over $2 billion in assets. Mr. DeFranco joined Jennison in December 1998 with over 12 years of experience in the investment industry. Before joining Jennison, he was a precious metal equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983.

CAROLINE EVASCU Ms. Evascu joined MacKay Shields in 2004. Formerly, she was with State Street Research and Management Company, where she was Vice President and Co-Portfolio Manager of a small cap value fund. Prior to that, Ms. Evascu was a Vice President and Senior Analyst with SG Cowen Asset Management as a member of its small cap value team and an Associate Analyst at DLJ. She holds a BA from the University of Pennsylvania and is a Chartered Financial Analyst
(CFA).

JOHN FITZGERALD, CFA Mr. Fitzgerald became a manager of the Tax Free Bond Fund in July 2000. Mr. Fitzgerald joined MacKay Shields in 2000. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Common Stock Fund. Mr. Fram has been an employee of NYLIM since March 2000. Previously, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

BRIAN M. GILLOTT Mr. Gillott has co-managed the MAP Fund since November 2002. Mr. Gillott is a Senior Vice President, Equity Portfolio Manager/Research. He is a four-year veteran of Jennison's Opportunistic Equity team and co-manages over $2 billion in assets. Mr. Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company's global hedge fund. Mr. Gillott received a B.S. with honors from Penn State University in 1995.

GARY GOODENOUGH Mr. Goodenough became a manager of the Government Fund and Total Return Fund in 2000 and a manager of the Global High Income Fund in 2003. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS Mr. Harms has managed the Total Return Fund since July 2000 and the Money Market Fund since 2000. He managed the Government Fund from 1999 to July 2000. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years of prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

ROGER LOB Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MAP Fund, or its predecessors, since 1987.

DONALD E. MORGAN Mr. Morgan has managed the High Yield Corporate Bond Fund since 1999 and the Diversified Income Fund since 2000. Mr. Morgan is a Senior Managing Director and head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuestTech Inc. Mr. Morgan became a Chartered Financial Analyst in 1998, and has more than 8 years experience in investment management and research.

CHRISTOPHER MULLARKEY Mr. Mullarkey has an MBA from Stern School of Business at New York University, is a Member of Markston International, has over ten years of experience in the investment business and has been a portfolio manager for the MAP Fund since 2002.

MICHAEL MULLARKEY Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MAP Fund, or its predecessors, since 1981.

FRANCIS J. OK Mr. Ok manages the Equity Index Fund and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

J. MATTHEW PHILO, CFA Mr. Philo is a portfolio manager of the High Yield Corporate Bond Fund. Mr. Philo, a Managing Director of MacKay Shields, has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.

JOSEPH PORTERA Mr. Portera has managed the Diversified Income and Global High Income Funds since inception and the Government Fund since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.

RICHARD A. ROSEN, CFA Mr. Rosen has managed the Value and Mid Cap Value Funds since 1999 and the Total Return Fund since 2004. Mr. Rosen is a Managing Director of MacKay Shields in the Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JEFFREY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Jeff graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.

MICHAEL C. SHERIDAN, CFA Mr. Sheridan has managed the Mid Cap Value Fund since inception. Mr. Sheridan joined MacKay Shields in 1996 and is a Director. Previously, he was an equity analyst at Arnhold & S. Bleichroder Capital.

EDWARD SILVERSTEIN, CFA Mr. Silverstein has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation and Total Return Funds since 1991, the Convertible Fund since 1999 and the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

LAURIE WALTERS, CFA Ms. Walters became a manager of the Tax Free Bond Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate Director in 2001. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 14 years of investment management and research experience.

HOWARD F. WARD Mr. Ward has managed the Blue Chip Growth Fund since inception. Mr. Ward is a portfolio manager with Gabelli. Prior to joining Gabelli in 1995, Mr. Ward was Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he served as lead portfolio manager for several of its registered investment companies.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for the year ended October 31, 2004 has been
audited by           , whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For all prior periods, the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND

                           [TO BE FILED BY AMENDMENT]

CAPITAL APPRECIATION FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS

COMMON STOCK FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND

                           [TO BE FILED BY AMENDMENT]

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

MAP FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

                           [TO BE FILED BY AMENDMENT]

                      [This page intentionally left blank]

                                                            FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

                           [TO BE FILED BY AMENDMENT]

SMALL CAP VALUE FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS
                                                            FINANCIAL HIGHLIGHTS

VALUE FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS
                                                            FINANCIAL HIGHLIGHTS

GOVERNMENT FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

HIGH YIELD CORPORATE BOND FUND

                           [TO BE FILED BY AMENDMENT]

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS
                                                            FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS
                                                            FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

GLOBAL HIGH INCOME FUND

                           [TO BE FILED BY AMENDMENT]

                                                            FINANCIAL HIGHLIGHTS
                                                            FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

                           [TO BE FILED BY AMENDMENT]

FINANCIAL HIGHLIGHTS

Appendix A

TAXABLE EQUIVALENT YIELD TABLE*(+)

  IF YOUR FEDERAL                                                    a tax-free yield of
  MARGINAL INCOME TAX            3.50%       4.00%       4.50%       5.00%       5.50%       6.00%       6.50%        7.00%
  RATE IS                                                      would equal a taxable yield of:
  15.00%                         4.12%       4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  27.00%                         4.79%       5.48%       6.16%       6.85%       7.53%       8.22%        8.90%        9.59%
  30.00%                         5.00%       5.71%       6.43%       7.14%       7.86%       8.57%        9.29%       10.00%
  35.00%                         5.38%       6.15%       6.92%       7.69%       8.46%       9.23%       10.00%       10.77%
  38.60%                         5.70%       6.51%       7.33%       8.14%       8.96%       9.77%       10.59%       11.40%

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                     MS01b-03/05

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                     FOR CLASS A, B, C, I, R1 AND R2 SHARES


                                  MARCH 1, 2005



      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2005 for The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in and is made a part of the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC (the "Distributor"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).


      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


      The financial statements of the Funds (as defined herein), including the Financial Highlights for each of the periods presented appearing in the 2004 Annual Reports to Shareholders and the Report to Shareholders thereon of ___, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.



      In connection with the Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of [ ], is included in this SAI.

                                TABLE OF CONTENTS


THE MAINSTAY FUNDS...........................................................................................        1
ADDITIONAL INFORMATION ABOUT the FUNDS.......................................................................        1
      BLUE CHIP GROWTH FUND..................................................................................        1
      CAPITAL APPRECIATION FUND..............................................................................        2
      COMMON STOCK FUND......................................................................................        2
      CONVERTIBLE FUND.......................................................................................        2
      DIVERSIFIED INCOME FUND................................................................................        2
      EQUITY INDEX FUND......................................................................................        3
      GLOBAL HIGH INCOME FUND................................................................................        3
      GOVERNMENT FUND........................................................................................        4
      HIGH YIELD CORPORATE BOND FUND.........................................................................        4
      INTERNATIONAL EQUITY FUND..............................................................................        5
      MAP FUND...............................................................................................        6
      MID CAP GROWTH FUND....................................................................................        6
      MID CAP VALUE FUND.....................................................................................        6
      MONEY MARKET FUND......................................................................................        7
      SMALL CAP GROWTH FUND..................................................................................        9
      SMALL CAP VALUE FUND...................................................................................        9
      TAX FREE BOND FUND.....................................................................................       10
      TOTAL RETURN FUND......................................................................................       11
      VALUE FUND.............................................................................................       12
THE EQUITY INDEX FUND GUARANTEE..............................................................................       12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS.........................................       14
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM............................................       14
      COMMERCIAL PAPER.......................................................................................       14
      TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................................................       14
      BORROWING..............................................................................................       15
      REPURCHASE AGREEMENTS..................................................................................       15
      REVERSE REPURCHASE AGREEMENTS..........................................................................       16
      U.S. GOVERNMENT SECURITIES.............................................................................       16
      STRIPPED SECURITIES....................................................................................       17
      LENDING OF PORTFOLIO SECURITIES........................................................................       17
      ILLIQUID SECURITIES....................................................................................       17
      RESTRICTED SECURITIES..................................................................................       18
      MUNICIPAL SECURITIES...................................................................................       18
      INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS.....................................................       20
      BANK OBLIGATIONS.......................................................................................       21
      FLOATING AND VARIABLE RATE SECURITIES..................................................................       21
      FOREIGN SECURITIES.....................................................................................       21
      FOREIGN CURRENCY TRANSACTIONS..........................................................................       22
      FOREIGN INDEX-LINKED INSTRUMENTS.......................................................................       25
      STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED..................................................       25
      WHEN-ISSUED SECURITIES.................................................................................       26
      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................................................       26
      BRADY BONDS............................................................................................       32
      LOAN PARTICIPATION INTERESTS...........................................................................       32
      REAL ESTATE INVESTMENT TRUSTS ("REITs")................................................................       33
      OPTIONS ON FOREIGN CURRENCIES..........................................................................       34
      FUTURES TRANSACTIONS...................................................................................       35
      SWAP AGREEMENTS........................................................................................       41
      WARRANTS...............................................................................................       42
      SHORT SALES AGAINST THE BOX............................................................................       42
      RISKS ASSOCIATED WITH DEBT SECURITIES..................................................................       42
      RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS").............................................       43
      ZERO COUPON BONDS......................................................................................       44
      DEBT SECURITIES........................................................................................       44

      CONVERTIBLE SECURITIES.................................................................................       44
      ARBITRAGE..............................................................................................       45
      VARIABLE RATE DEMAND NOTES ("VRDNs")...................................................................       45
      OPTIONS ON SECURITIES..................................................................................       45
      SECURITIES INDEX OPTIONS...............................................................................       48
      DOLLAR-WEIGHTED AVERAGE MATURITY.......................................................................       49
      SECURITIES OF OTHER INVESTMENT COMPANIES...............................................................       49
      EXCHANGE TRADED FUNDS..................................................................................       49
      SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................................................       49
FUNDAMENTAL INVESTMENT RESTRICTIONS..........................................................................       50
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS......................................................................       51
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES...............................................................       55
TRUSTEES AND OFFICERS........................................................................................       57
      MANAGEMENT.............................................................................................       57
      BOARD OF TRUSTEES......................................................................................       59
      COMPENSATION...........................................................................................       62
      CODES OF ETHICS........................................................................................       62
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR.............................................................       62
      MANAGEMENT AGREEMENT...................................................................................       62
      SUBADVISORY AGREEMENTS.................................................................................       63
      DISTRIBUTION AGREEMENT.................................................................................       66
      DISTRIBUTION PLANS.....................................................................................       66
      SHAREHOLDER SERVICES PLAN; SERVICE FEES................................................................       74
      OTHER SERVICES.........................................................................................       74
      EXPENSES BORNE BY THE TRUST............................................................................       75
PROXY VOTING POLICIES AND PROCEDURES.........................................................................       75
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................................................       77
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................................       77
NET ASSET VALUE..............................................................................................       82
      HOW PORTFOLIO SECURITIES ARE VALUED....................................................................       82
SHAREHOLDER INVESTMENT ACCOUNT...............................................................................       83
SHAREHOLDER TRANSACTIONS.....................................................................................       83
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE...............................................................       84
      HOW TO PURCHASE SHARES OF THE FUNDS....................................................................       84
      GENERAL INFORMATION....................................................................................       84
      BY MAIL................................................................................................       84
      BY TELEPHONE...........................................................................................       84
      BY WIRE................................................................................................       84
      ADDITIONAL INVESTMENTS.................................................................................       85
      SYSTEMATIC INVESTMENT PLANS............................................................................       85
      OTHER INFORMATION......................................................................................       85
      ALTERNATIVE SALES ARRANGEMENTS.........................................................................       86
      INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES........................................................       86
      PURCHASES AT NET ASSET VALUE...........................................................................       88
      REDUCED SALES CHARGES ON CLASS A SHARES................................................................       88
      SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS............................................................       88
      LETTER OF INTENT (LOI).................................................................................       88
      CONTINGENT DEFERRED SALES CHARGE, CLASS A..............................................................       89
      CONTINGENT DEFERRED SALES CHARGE, CLASS B..............................................................       89
      CONTINGENT DEFERRED SALES CHARGE, CLASS C..............................................................       91
      REDEMPTIONS............................................................................................       91
      REDEMPTION FEE.........................................................................................       91
      REDEMPTION BY CHECK....................................................................................       92
      SYSTEMATIC WITHDRAWAL PLAN.............................................................................       92
      DISTRIBUTIONS IN KIND..................................................................................       92
      SUSPENSION OF REDEMPTIONS..............................................................................       92
      EXCHANGE PRIVILEGES....................................................................................       92
      DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND....................................................       93
TAX-DEFERRED RETIREMENT PLANS................................................................................       94

      INDIVIDUAL RETIREMENT ACCOUNT ("IRA")..................................................................       94
      403(b)(7) TAX SHELTERED ACCOUNT........................................................................       95
      GENERAL INFORMATION....................................................................................       96
      CALCULATION OF PERFORMANCE QUOTATIONS..................................................................       96
TAX INFORMATION..............................................................................................      106
      CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL..................................................      107
      CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND...................................      107
      DISPOSITIONS OF FUND SHARES............................................................................      108
      DISCOUNT...............................................................................................      109
      USERS OF BOND-FINANCED FACILITIES......................................................................      109
      TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS...................................................      110
      PASSIVE FOREIGN INVESTMENT COMPANIES...................................................................      110
      FOREIGN CURRENCY GAINS AND LOSSES......................................................................      111
      COMMODITY INVESTMENTS..................................................................................      111
      TAX REPORTING REQUIREMENTS.............................................................................      111
      FOREIGN TAXES..........................................................................................      112
      STATE AND LOCAL TAXES - GENERAL........................................................................      112
      ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND.................................................      113
GENERAL INFORMATION..........................................................................................      113
      ORGANIZATION AND CAPITALIZATION........................................................................      113
      VOTING RIGHTS..........................................................................................      114
      SHAREHOLDER AND TRUSTEE LIABILITY......................................................................      114
      REGISTRATION STATEMENT.................................................................................      114
      SHARE OWNERSHIP OF THE FUNDS...........................................................................      114
      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................................................      120
      TRANSFER AGENT.........................................................................................      120
      CUSTODIANS.............................................................................................      120
      LEGAL COUNSEL..........................................................................................      120
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS................................................................      A-1
APPENDIX B: CONSOLIDATED FINANCIAL STATEMENTS OF NYLIFE LLC..................................................      B-1
APPENDIX C: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES.....................................      C-1

                               THE MAINSTAY FUNDS


      The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios: Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund and Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund was closed to new investors and new share purchases on January 1, 2002.



      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison"), who became a subadvisor effective November 25, 2002, with respect to the MAP Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. MacKay Shields, GAMCO, Markston and Jennison are sometimes jointly referred to as the "Subadvisors" and individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund and the Equity Index Fund.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

BLUE CHIP GROWTH FUND


      The Blue Chip Growth Fund generally invests in Blue Chip companies, with the Subadvisor selecting those securities that it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those that occupy (or in the Subadvisor's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies that have: superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry.


      In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.

      The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government and various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.

CAPITAL APPRECIATION FUND

      The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Price Index.

      The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND




      The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its total assets in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.


      In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. A bottom up approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


CONVERTIBLE FUND

      In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND




      In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

      In making investment decisions with respect to maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

      In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

      In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

      Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

EQUITY INDEX FUND

      The Equity Index Fund is closed to new investors and new share purchases.

      The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Stock Price Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

      When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

GLOBAL HIGH INCOME FUND




      The Fund normally invests at least 65% of its assets in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

      Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

      The Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

      The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

      The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

      Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

      The High Yield Corporate Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.




INTERNATIONAL EQUITY FUND

      In making investments for the International Equity Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

      The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

MAP FUND





      The MAP Fund may invest in warrants. A warrant is a right that entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.



      The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes that would increase the cost of such investments and may be subject to foreign government taxes that could reduce the income yield on such securities.


      The Fund (1) may invest in closed-end investment companies that a Subadvisor believes may convert to open-end status within two years of investment and (2) may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.


      In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND





      The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the S&P MidCap 400(R) Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of the Prospectus, the market capitalizations of companies in this index range from [$1 billion to $4 billion]. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.


MID CAP VALUE FUND





      The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include but need not include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of the Prospectus, the market capitalizations of companies in this index range from [$600 million to $18.5 billion.]


      The Fund also may invest up to 20% of its total assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

      The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

      Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

      In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that pay dividends and are deemed to be undervalued.

MONEY MARKET FUND

      The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.




SMALL CAP GROWTH FUND


      The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between [$22 million and $2.6 billion].


      The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management ideally with high insider ownership.

      The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND





      The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between [$22 million and $2.6 billion.]


      It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Subadvisor's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Subadvisor's valuation model. The Fund may invest up to 15% of net assets in REITs.

TAX FREE BOND FUND

      The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

      Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

      The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

      The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

      From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND


      The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500 Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.


      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

VALUE FUND

      The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

                         THE EQUITY INDEX FUND GUARANTEE

      NYLIFE LLC ("NYLIFE"), a Delaware limited liability company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the then-NAV of a unit equal to the NAV of that Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

      If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

      A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

      Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

      Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

      The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the

Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

      Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

      The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

      If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

      Following their particular Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.


      NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE, for its most recent fiscal year ended [ ], the appear at Appendix B to this SAI. New York Life is a mutual life insurance company.


      Even though the Equity Index Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

HOW THE INDEXING WORKS


      The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results that mirror the performance of the Index. The Manager attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.


      It is a reasonable expectation that there will be a close correlation between the Equity Index Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Equity Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Equity Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Equity Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

      "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Equity Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P has no obligation to take the needs of NYLIM or the shareholders of the Equity Index Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Equity Index Fund or the timing of the issuance or sale of the Equity Index Fund or in the determination or calculation of the equation by which the Equity Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, shareholders of the Equity Index Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

      The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.


      All Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.


        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV of each Fund's shares will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

COMMERCIAL PAPER

      Each Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Fund and International Equity Fund may hold foreign cash and cash equivalents.


      In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or the Subadvisor deems appropriate for cash reserves.

BORROWING


      Each Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.


REPURCHASE AGREEMENTS


      Each Fund may enter domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy. In addition, the Global High Income Fund and International Equity Fund may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.


      A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund and Tax Free Bond Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

      If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS


      Each Fund except the Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.



      Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Blue Chip Growth Fund, Common Stock Fund, Diversified Income Fund, Global High Income Fund, Mid Cap Value Fund, Small Cap Value Fund and Small Cap Growth Fund will each limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisors.



      The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.


      If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality;

and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED SECURITIES

      Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

LENDING OF PORTFOLIO SECURITIES

      Each Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board of Trustees. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities LLC, which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Manager and Subadvisors.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

      Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

ILLIQUID SECURITIES

      Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager determines the liquidity of a Fund's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

      Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

MUNICIPAL SECURITIES

      Each Fund may purchase municipal securities. The Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

      The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

      Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

      Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

      Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

      There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.


      The Tax Free Bond Fund may invest more than 25% of its total assets in municipal securities the issuers of which are located in the same state and may invest more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments that might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of municipal securities.


      The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Subadvisor believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

      There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

      The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

      TAX CONSIDERATIONS. With respect to the Tax Free Bond Fund, income derived by the Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

      The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

BANK OBLIGATIONS

      Each Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in CDs of S&Ls (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FLOATING AND VARIABLE RATE SECURITIES

      Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities. The Money Market Fund may not invest in inverse floaters.

FOREIGN SECURITIES

      Each Fund except for the Government Fund and Tax Free Bond Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Foreign securities are those issued by companies domiciled outside the U.S. and traded in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

      ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying securities. GDRs and IDRs are receipts issued by either global or international depositories evidencing ownership of underlying securities.

FOREIGN CURRENCY TRANSACTIONS

      Each Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the

Funds' assets. However, each Fund except the Equity Index Fund, the Government Fund, the Money Market Fund and the Tax Free Bond Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

      Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or the Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodians in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodians as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

      It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

      A Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

      A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS


      As part of its investment program, and to maintain greater flexibility, the Diversified Income Fund, Global High Income Fund, International Equity Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.


      A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

      The Diversified Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor has the Diversified Income Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Company makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

      Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

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

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these instruments subject to a Fund's limitation on investments in illiquid securities.

      MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

      GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.

      PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

      The Equity Index Fund and MAP Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets which, in the opinion of the Fund's Subadvisor, are illiquid subject to a Fund's limitation on investments in illiquid securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

      FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

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      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities
("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a

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

financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with a Fund's investment objective and policies, and, in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

BRADY BONDS


      Each of the Convertible Fund, Diversified Income Fund, Global High Income Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.


      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

      The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

      The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES

      Each Fund, except the Equity Index Fund, Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund, may, to the extent that it invests in foreign currencies, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

      A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodians) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written

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

or (2) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodians.

      Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

      A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS


      Each Fund except the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Equity Index Fund, MAP Fund, Mid Cap Growth Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.



      Each Fund except the Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, and Tax Free Bond Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. These Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities and subject to any applicable restriction on the Fund's ability to invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Blue Chip Growth Fund, Capital Appreciation


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


Fund, Common Stock Fund, Global High Income Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund are not limited to the above-listed exchanges.


      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities -- assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or the Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

      Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

      CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.


      OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.


      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock future contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

SWAP AGREEMENTS


      Each Fund except the Equity Index Fund, Government Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or the Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

      A Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

      A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of a Fund's total assets. A Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisors believe are creditworthy. The MAP Fund may not enter into short sales "against the box."

RISKS ASSOCIATED WITH DEBT SECURITIES

      To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "junk" or "high-yield/risk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

      Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market.

      If the issuer of high-yield/high-risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind

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securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

      The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

      Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

      Each Fund except the Equity Index Fund, Government Fund, Money Market Fund, and Tax Free Bond may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

      Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

      Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE


      Each Fund, except the Equity Index Fund, International Equity Fund, MAP Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.


VARIABLE RATE DEMAND NOTES ("VRDNS")

      The Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

      The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

OPTIONS ON SECURITIES

      WRITING CALL OPTIONS. Each Fund, except the MAP Fund and the Money Market Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option -- in return for a premium received -- the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


      Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, International Equity Fund and Global High Income Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on their portfolio securities.

      WRITING PUT OPTIONS. Each Fund, except the Money Market Fund and the MAP Fund, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

      If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisors, engage without limitation in the writing of options on U.S. government securities.

      PURCHASING OPTIONS. Each Fund, except the Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

      Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.


      A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Total Return Fund, and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.


      The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

      Each Fund except the MAP Fund may purchase call and put options on securities indices (only call options on the S&P 500(R) Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500(R) Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

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      Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

      A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

      A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

      Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

      For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES


      The Funds may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS



      To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")


SOURCES OF LIQUIDITY OR CREDIT SUPPORT

      Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND MAY NOT:


      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the Equity Index Fund and Global High Income Fund.


      2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

      3. Purchase securities (or with respect to the Tax Free Bond Fund purchase
(i) Pollution Control and Industrial Development Bonds, or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or with respect to each Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500(R) Composite Stock Price Index is so concentrated; (b) up to 40% of the Diversified Income Fund's, and High Yield Corporate Bond Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);
(c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including CDs and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.



      4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to Blue Chip Growth Fund, Common Stock Fund, Global High Income Fund, MAP Fund, Mid Cap Value Fund, Small Cap Growth Fund, and Small Cap Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.


      5. Make loans to other persons, except loans of portfolio securities. The Equity Index Fund may lend securities in an amount not to exceed 30% of its total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

      6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

      7. Issue senior securities, except to the extent permitted under the 1940 Act .

      The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

      1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

      2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      In addition to each Fund's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE CAPITAL APPRECIATION FUND, CONVERTIBLE FUND, GOVERNMENT FUND, MONEY MARKET FUND, TAX FREE BOND FUND, TOTAL RETURN FUND AND VALUE FUND.

EACH OF THESE FUNDS MAY NOT:

      (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;

      (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

      (d) invest in other companies for the purpose of exercising control or management;

      (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

      (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase and sell or write put and call options on currencies, securities indices and covered put and call options on securities, and (iii) engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund;

      (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period;

      (h) as an operating policy, the Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S & P; or are unrated but judged by the Subadvisor to be of comparable quality; and

      (i) as an operating policy, the Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE EQUITY INDEX FUND. THE FUND MAY NOT:

      (a) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization;

      (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (c) invest in other companies for the purpose of exercising control or management; and

      (d) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. This restriction has no application to transactions in futures, options and foreign currency exchange contracts.


THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE DIVERSIFIED INCOME FUND AND INTERNATIONAL EQUITY FUND.


EACH OF THESE FUNDS MAY NOT:

      (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

      (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Diversified Income Fund;

      (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written; and

      (d) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.


THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE BLUE CHIP GROWTH FUND, COMMON STOCK FUND, MID CAP VALUE FUND, GLOBAL HIGH INCOME FUND, MAP FUND, SMALL CAP GROWTH FUND AND SMALL CAP VALUE FUND.


EACH OF THESE FUNDS MAY NOT:

      (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

      (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

      (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization; and

      (e) as an operating policy, the Blue Chip Growth Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.


THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE HIGH YIELD CORPORATE BOND FUND, MID CAP GROWTH FUND.


EACH OF THESE FUNDS MAY NOT:

      (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;

      (b) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

      (d) invest in other companies for the purpose of exercising control or management;

      (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

      (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write put and call options on currencies, securities indices and covered put and call options on securities,
(ii) engage in closing purchase transactions with respect to any put and call option position it has entered into, and (iii) with respect to the High Yield Corporate Bond Fund, purchase and sell or write options on any futures contracts into which it may enter; and, except for the High Yield Corporate Bond Fund, may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; and

      (g) as an operating policy, the High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's and S&P.

      "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

      In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

      The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisors, as the case may be, pursuant to guidelines approved by the Trustees.

      Each Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

      (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) dealer undertakings to make a market in the 144A security; and

      (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

      To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

      (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

      (b) the 4(2) commercial paper is rated:

      (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

      (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

      (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

      (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                 NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are:

        FUND                                                                NON-FUNDAMENTAL INVESTMENT POLICY
---------------------------------------      ---------------------------------------------------------------------------------------
MAINSTAY BLUE CHIP GROWTH FUND               To invest, under normal circumstances, at least 80% of its assets in securities of Blue
                                             Chip companies, as defined from time to time in the current prospectus for the Fund

MAINSTAY COMMON STOCK FUND                   To invest, under normal circumstances, at least 80% of its assets in common stocks

MAINSTAY CONVERTIBLE FUND                    To invest, under normal circumstances, at least 80% of its assets in convertible securities

MAINSTAY EQUITY INDEX FUND                   To invest, under normal circumstances, at least 80% of its assets in stocks of the S&P
                                             500 Index

MAINSTAY GOVERNMENT FUND                     To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

MAINSTAY HIGH YIELD CORPORATE BOND FUND      To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities

MAINSTAY INTERNATIONAL EQUITY FUND           To invest, under normal circumstances, at least 80% of its assets in equity securities

MAINSTAY MID CAP GROWTH FUND                 To invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Fund

MAINSTAY MID CAP VALUE FUND                  To invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND               To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus for the Fund

MAINSTAY SMALL CAP VALUE FUND                To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus for the Fund

MAINSTAY TAX FREE BOND FUND                  To invest, under normal circumstances, at least 80% of its assets in municipal bonds

                              TRUSTEES AND OFFICERS

MANAGEMENT


The Board of Trustees oversees the management of the Trust and elects its officers. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.


                              INTERESTED TRUSTEES*


                                                                                                        NUMBER OF
                                         TERM OF                                                       PORTFOLIOS
                                       OFFICE AND                                                        IN FUND           OTHER
                                         LENGTH                             PRINCIPAL                    COMPLEX       DIRECTORSHIPS
     NAME AND      POSITION(S) WITH      OF TIME                          OCCUPATION(S)                 OVERSEEN          HELD BY
  DATE OF BIRTH          TRUST           SERVED                        DURING PAST 5 YEARS             BY TRUSTEE         TRUSTEE
  -------------          -----           ------                        -------------------             ----------         -------
Gary E. Wendlandt    Chairman and    Chairman since     Chief Executive Officer, Chairman and              50               None
Date of Birth:          Trustee      January 1, 2002;   Manager, New York Life Investment Management
10/8/50                              Trustee since      LLC (including predecessor advisory
                                         2000           organizations) and New York Life Investment
                                                        Management Holdings LLC; Executive Vice
                                                        President, New York Life Insurance Company;
                                                        Executive Vice President and Manager, NYLIFE
                                                        LLC; Chairman, McMorgan & Company LLC;
                                                        Manager, MacKay Shields LLC; Executive Vice
                                                        President, New York Life Insurance and
                                                        Annuity Corporation; Chairman, Chief
                                                        Executive Officer, and Director, MainStay VP
                                                        Series Fund, Inc. (19 Portfolios);
                                                        President, Eclipse Funds Inc. (9 Portfolios)
                                                        and Eclipse Funds (3 Portfolios); Executive
                                                        Vice President and Chief Investment Officer,
                                                        MassMutual Life Insurance Company (1993 to
                                                        1999).



* Trustee considered to be an "interested persons" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees" or "Independent Trustees."


                             NON-INTERESTED TRUSTEES


                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND             OTHER
                                       TERM OF OFFICE          PRINCIPAL                        COMPLEX         DIRECTORSHIPS
   NAME AND            POSITION(S)       AND LENGTH          OCCUPATION(S)                     OVERSEEN            HELD BY
DATE OF BIRTH          WITH TRUST      OF TIME SERVED     DURING PAST 5 YEARS                 BY TRUSTEE           TRUSTEE
-------------          ----------      --------------     -------------------                 ----------           -------
Charlynn Goins          Trustee      Since 2001           Retired. Consultant to U.S.             19      Director, The Community's
Date of Birth:                                            Commerce Department, Washington,                Bank; Director, Urban
9/15/42                                                   D.C. (1998 to 2000).                            Financial Group


Edward J. Hogan         Trustee      Since 1996           Rear Admiral U.S. Navy (Retired);       19      None
Date of Birth:                                            Independent Management Consultant
8/17/32                                                   (1997 to 2002).

Terry L. Lierman        Trustee      Since 1991           Partner, Health Ventures LLC; Vice      19      None
Date of Birth:                                            Chair, Employee Health Programs
1/4/48                                                    (1990 to 2002); Partner, TheraCom
                                                          (1994 to 2001); President, Capitol
                                                          Associates, Inc. (1984 to 2001).

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND             OTHER
                                       TERM OF OFFICE          PRINCIPAL                        COMPLEX         DIRECTORSHIPS
   NAME AND            POSITION(S)       AND LENGTH          OCCUPATION(S)                     OVERSEEN            HELD BY
DATE OF BIRTH          WITH TRUST      OF TIME SERVED     DURING PAST 5 YEARS                 BY TRUSTEE           TRUSTEE
-------------          ----------      --------------     -------------------                 ----------           -------
John B. McGuckian       Trustee      Since 1997           Chairman, Ulster Television Plc;        19      Non-Executive Director,
Date of Birth:                                            Pro Chancellor, Queen's University              Allied Irish Bank Plc;
11/13/39                                                  (1985 to 2001).                                 Chairman and Non-Executive
                                                                                                          Director, Irish
                                                                                                          Continental Group, Plc;
                                                                                                          Chairman, AIB Group (UK)
                                                                                                          plc; Non-Executive
                                                                                                          Director, Unidare Plc.

Donald E. Nickelson      Lead        Trustee since 1994;  Retired. Vice Chairman, Harbour        19       Director, Adolor
Date of Birth:       Non-Interested  Lead Non-Interested  Group Industries, Inc. (leveraged               Corporation; Director,
12/9/32                 Trustee      Trustee since 2000   buyout firm).                                   First Advantage
                                                                                                          Corporation.

Richard S. Trutanic     Trustee      Since 1994           Advisor (July 2003 to present) and     19       None
Date of Birth:                                            Managing Director (2001-2003), The
2/13/52                                                   Carlyle Group (private investment
                                                          firm); Chairman and Chief Executive
                                                          Officer, Somerset Group (financial
                                                          advisory firm); Senior Managing
                                                          Director, Groupe Arnault (private
                                                          investment firm) (1999 to 2001).


                        OFFICERS (WHO ARE NOT TRUSTEES)*


                                                                                                 PRINCIPAL
        NAME AND                                  TERM OF OFFICE AND LENGTH                   OCCUPATION(S)
     DATE OF BIRTH        POSITION(S) WITH TRUST        OF TIME SERVED                     DURING PAST 5 YEARS
     -------------        ----------------------        --------------                     -------------------
Jefferson C. Boyce        Senior Vice President           Since 1995         Senior Managing Director, New York Life Investment
Date of Birth: 9/17/57                                                       Management LLC (including predecessor advisory
                                                                             organizations); Senior Vice President, New York
                                                                             Life Insurance Company; Senior Vice President,
                                                                             Eclipse Funds and Eclipse Funds Inc.; Director,
                                                                             NYLIFE Distributors LLC; Director, New York Life
                                                                             Trust Company.

Patrick J. Farrell        Vice President,                 Since 2001         Managing Director, New York Life Investment
Date of Birth: 9/27/59    Treasurer, Chief                                   Management LLC (including predecessor advisory
                          Financial and                                      organizations); Treasurer, Chief Financial and
                          Accounting Officer and                             Accounting Officer and Assistant Secretary, Eclipse
                          Assistant Secretary                                Funds Inc., Eclipse Funds, and MainStay VP Series
                                                                             Fund, Inc.; Chief Financial Officer and Assistant
                                                                             Treasurer, McMorgan Funds (formerly McM Funds).

Alison Micucci            Vice President -                Since 2004         Managing Director and Chief Compliance Officer,
Date of Birth: 12/16/65   Compliance                                         New York Life Investment Management LLC (June 2003
                                                                             to present); Vice President -- Compliance, Eclipse
                                                                             Funds, Eclipse Funds Inc., and MainStay VP Series
                                                                             Fund, Inc.; Senior Managing Director- Compliance,
                                                                             NYLIFE Distributors LLC; Deputy Chief Compliance
                                                                             Officer, New York Life Investment Management LLC
                                                                             (September 2002 to June 2003); Vice President and
                                                                             Compliance Officer, Goldman Sachs Asset Management
                                                                             (November 1999 to August 2002).

Marguerite E.H. Morrison  Secretary                       Since 2004         Managing Director and Secretary, New York Life
Date of Birth: 3/26/56                                                       Investment Management LLC (since June 2004);
                                                                             Secretary, Eclipse Funds Inc., Eclipse Funds and
                                                                             MainStay VP Series Fund, Inc.; Managing Director
                                                                             and Secretary, NYLIFE Distributors LLC; Chief
                                                                             Legal Officer -- Mutual Funds and Vice President
                                                                             and Corporate Counsel, The Prudential Insurance
                                                                             Company of America (2000 to June 2004).

                                                                                                 PRINCIPAL
        NAME AND                                  TERM OF OFFICE AND LENGTH                   OCCUPATION(S)
     DATE OF BIRTH        POSITION(S) WITH TRUST        OF TIME SERVED                     DURING PAST 5 YEARS
     -------------        ----------------------        --------------                     -------------------
Richard W. Zuccaro        Tax Vice President              Since 1991         Vice President, New York Life Insurance Company;
Date of Birth: 12/12/49                                                      Vice President, New York Life Insurance and
                                                                             Annuity Corporation, NYLIFE Insurance Company of
                                                                             Arizona, NYLIFE LLC, NYLIFE Securities Inc., and
                                                                             NYLIFE Distributors LLC; Tax Vice President, New
                                                                             York Life International LLC; Tax Vice President,
                                                                             Eclipse Funds, Eclipse Funds Inc., and MainStay VP
                                                                             Series Fund, Inc.

* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES


      The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, Brokerage and Expense Committee, Dividend Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which include members who are not Trustees.



      The purpose of the Audit Committee, which meets on an as needed basis, is:
(1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were __ Audit Committee meetings held during the fiscal period ended October 31, 2004.



      The purpose of the Brokerage and Expense Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage and Expense Committee include Terry L. Lierman, John B. McGuckian and Richard S. Trutanic. There were __ Brokerage and Expense Committee meetings held during the fiscal period ended October 31, 2004.



      The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee include Patrick J. Farrell, and Gary E. Wendlandt. There were __ Dividend Committee meetings held during the fiscal period ended October 31, 2004.



      The purpose of the Operations Committee is to oversee the Trust's compliance with applicable laws and regulations. The members of the Operations Committee include Edward J. Hogan and Terry L. Lierman. There were __ Operations Committee meetings held during the fiscal year ended October 31, 2004.



      The purpose of the Performance Committee is to oversee the Funds' investment performance. The members of the Performance Committee include Charlynn Goins, Donald E. Nickelson Edward J. Hogan, and Terry L. Lierman. There were __ Performance Committee meetings held during the fiscal year ended October 31, 2004.



      The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) to nominate members of committees of the Board and periodically shall review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent
Trustees: Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were __ Nominating Committee meetings held during the fiscal period ended October 31, 2004.



      The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Gary E. Wendlandt, ,

Donald E. Nickelson, Richard S. Trutanic, Marguerite E. H. Morrison, Charlynn Goins, Patrick J. Farrell, Alison H. Micucci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were __ Valuation Committee meetings held during the fiscal period ended October 31, 2004.



      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Gary E. Wendlandt, Ravi Akhoury, Charlynn Goins, Alison H. Micucci, Marguerite E. H. Morrisonm, Patrick J. Farrell, Donald
E. Nickelson, and Richard S. Trutanic. There were __ Valuation Subcommittee meetings held during the fiscal period ended October 31, 2004.



      As of December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust was as follows:


                               INTERESTED TRUSTEES


                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN BY
                    DOLLAR RANGE OF EQUITY SECURITIES IN    TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                   THE TRUST                            COMPANIES
---------------                   ---------                            ---------
Gary E. Wendlandt                   $0                                      $0


                             NON-INTERESTED TRUSTEES


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                      DOLLAR RANGE OF EQUITY SECURITIES           COMPANIES OVERSEEN BY TRUSTEE IN
  NAME OF TRUSTEE                IN THE TRUST                      FAMILY OF INVESTMENT COMPANIES
  ---------------                ------------                      ------------------------------
Charlynn Goins                       [ ]                                        [ ]
Edward J. Hogan                      [ ]                                        [ ]
Terry L. Lierman                     [ ]                                        [ ]
John B. McGuckian                    [ ]                                        [ ]
Donald E. Nickelson                  [ ]                                        [ ]
                                     [ ]                                        [ ]
Richard S. Trutanic                  [ ]                                        [ ]



      As of December 31, 2004, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES


                     NAME OF OWNERS AND
    NAME OF            RELATIONSHIP TO                   TITLE OF                                 PERCENT OF
    TRUSTEE               TRUSTEE             COMPANY     CLASS       VALUE OF SECURITIES           CLASS
    -------               -------             -------     -----       -------------------           -----
Charlynn Goins              N/A                                             None
Edward J. Hogan             N/A                                             None
Terry L. Lierman            N/A                                             None
John B. McGuckian           N/A                                             None
Donald E. Nickelson         N/A                                             None
Richard S. Trutanic         N/A                                             None



      In connection with the approval or re-approval of the Funds' Management Agreement and Subadvisory Agreements, the Trustees, including those Trustees who are not "interested persons" of the Trust, the Manager or any Subadvisor (as the term is defined in the 1940 Act), requested and received from the Manager and Subadvisors, and reviewed, a wide variety of information. In approving or re-approving these agreements, and in evaluating the fairness of the compensation to be paid by each Fund, the Trustees took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisors, in relation to fees received under the agreements. Thus, the Trustees considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Subadvisors. The Trustees also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisors of providing the services, the profitability of the relationship with the Funds, and the Manager's willingness to implement contractual breakpoints for certain of the Funds. In addition, the Trustees considered the brokerage services received by the Funds. These factors were considered by the Trustees at large, and also were considered by the Independent Trustees meeting separately and with independent counsel. Based on this review, it was the judgment of a majority of the Trustees and a majority of the Independent Trustees that approval or re-approval of these Agreements was in the interests of the Funds and their shareholders.


COMPENSATION


      The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2004, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Independent Trustee is also paid an annual fee of $20,000. The Chairman of the Audit Committee receives $2,000 and the Chairmen of the Brokerage and Operations Committees receives $1,000 for each meeting of the respective committees. Trustees who are affiliated with New York Life do not receive compensation from the Trust.


                               COMPENSATION TABLE


                                                           PENSION OR                                     TOTAL
                                                           RETIREMENT                                 COMPENSATION
                                             AGGREGATE      BENEFITS                                 FROM THE TRUST
                                           COMPENSATION      ACCRUED         ESTIMATED ANNUAL         AND THE FUND
             NAME OF PERSON,                 FROM THE      AS PART OF          BENEFITS UPON             COMPLEX
                POSITION                       TRUST      FUND EXPENSES         RETIREMENT          PAID TO TRUSTEES
                --------                       -----      -------------         ----------          ----------------
Charlynn Goins, Trustee                       $73,000           0                    0                      $
Edward J. Hogan, Trustee                      $74,500           0                    0                      $
Terry L. Lierman, Trustee                     $75,000           0                    0                      $
Donald E. Nickelson, Lead Non-Interested
 Trustee                                      $92,500           0                    0                      $
Richard S. Trutanic, Trustee                  $69,500           0                    0                      $
John B. McGuckian, Trustee                    $66,000           0                    0                      $

CODES OF ETHICS

      The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

      The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Independent Trustees").

      The Manager has authorized any of its managers, members, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

      (b) the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

      (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

      (d) For its services, each Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."

SUBADVISORY AGREEMENTS


      Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and GAMCO with respect to the Blue Chip Growth Fund; (b) between the Manager and Markston with respect to the MAP Fund; (c) between the Manager and Jennison with respect to the MAP Fund; and (d) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund and the Equity Index Fund.

As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:


                                    ANNUAL RATE
Blue Chip Growth Fund               0.500%
Capital Appreciation Fund           0.360% (1)
Convertible Fund                    0.360% (2)
Diversified Income Fund             0.300%
Global High Income Fund             0.350% (3)
Government Fund                     0.300% (4)
High Yield Corporate Bond Fund      0.300% (5)
International Equity Fund           0.600%
MAP Fund                            0.450% (6)
Mid Cap Growth Fund                 0.375% (3)
Mid Cap Value Fund                  0.350%
Money Market Fund                   0.250% (3)(7)
Small Cap Growth Fund               0.500%
Small Cap Value Fund                0.500% (9)
Tax Free Bond Fund                  0.300%
Total Return Fund                   0.320% (10)
Value Fund                          0.360% (11)


-------------------

(1) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

(2) On assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.310% on assets in excess of $1 billion.


(3) NYLIM has voluntarily agreed to reimburse the Global High Income, Mid Cap Growth and Money Market Funds' expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.


(4)   On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

(5)   On assets up to $500 million; 0.275% on assets in excess of $500 million.

(6) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.

(7) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.

(8) On assets up to $250 million; 0.3825% on assets from $250 million to $500 million; and 0.340% on assets in excess of $500 million.

(9) On assets up to $250 million; 0.450% on assets from $250 million to $500 million; and 0.400% on assets in excess of $500 million.

(10)  On assets up to $500 million; 0.300% on assets in excess of $500 million.

(11) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

      The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

      The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

      The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss suffered by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


      For the fiscal year ended October 31, 2004, the ten month fiscal period ended October 31, 2003, fiscal years ended December 31, 2002 and December 31, 2001, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                                           YEAR ENDED
                                            10/31/04
-------------------------------------------------------------------------------------------
                                            MANAGEMENT FEE                  SUBADVISORY FEE
                                MANAGEMENT   WAIVED AND/OR    SUBADVISORY    WAIVED AND/OR
           FUND                 FEE PAID*     REIMBURSED       FEE PAID*       REIMBURSED
           ----                 ---------     ----------       ---------       ----------
Blue Chip Growth Fund
Capital Appreciation Fund
Common Stock Fund
Convertible Fund
Diversified Income Fund
Equity Index Fund
Global High Income Fund
Government Fund
High Yield Corporate Bond Fund
International Equity Fund
MAP Fund**
Mid Cap Growth Fund
Mid Cap Value Fund
Money Market Fund
Small Cap Growth Fund
Small Cap Value Fund
Tax Free Bond Fund
Total Return Fund
Value Fund



*     After expense reimbursement or waiver.



** The total subadvisory fee paid during this period for the MAP Fund includes $[ ] paid to Markston and $[ ] paid to Jennison.


                FOR THE TEN MONTH PERIOD 1/01/03 THROUGH 10/31/03


                                                MANAGEMENT FEE                  SUBADVISORY FEE
                                   MANAGEMENT    WAIVED AND/OR   SUBADVISORY     WAIVED AND/OR
             FUND                  FEE PAID*      REIMBURSED      FEE PAID*        REIMBURSED
             ----                  ---------      ----------      ---------        ----------
Blue Chip Growth Fund               1,955,981             --        977,991             --
Capital Appreciation Fund           7,020,528             --      3,510,264             --
Common Stock Fund                     334,681        145,000             --             --
Convertible Fund                    3,239,824             --      1,619,912             --
Diversified Income Fund               485,963             --        242,982             --
Equity Index Fund                   2,510,779             --             --             --
Global High Income Fund               378,560             --        189,280             --
Government Fund                     2,888,946             --      1,444,473             --
High Yield Corporate Bond Fund     18,391,630             --      9,195,815             --
International Equity Fund             722,685             --        433,611             --
MAP Fund**                          2,925,666        450,609      2,001,678             --
Mid Cap Growth Fund                    93,588        142,380         46,794         71,190
Mid Cap Value Fund                  1,424,103             --        712,052             --
Money Market Fund                     914,694      1,695,034        457,347        847,517
Small Cap Growth Fund               1,695,204             --        847,602             --
Small Cap Value Fund                  783,999         34,725        409,362             --
Tax Free Bond Fund                  1,838,581             --        919,291             --
Total Return Fund                   4,891,225             --      2,445,613             --
Value Fund                          3,352,483             --      1,676,242             --



*     After expense reimbursement or waiver.



** The total subadvisory fee paid during this period for the MAP Fund includes $1,060,844 paid to Markston and $940,834 paid to Jennison.






                                             YEAR ENDED
                                             12/31/02
------------------------------------------------------------------------------------------------------
                                                  MANAGEMENT FEE                       SUBADVISORY FEE
                                    MANAGEMENT    WAIVED AND/OR    SUBADVISORY          WAIVED AND/OR
          FUND                      FEE PAID*      REIMBURSED       FEE PAID*             REIMBURSED
          ----                      ---------      ----------       ---------             ----------
Blue Chip Growth Fund              $ 2,797,493              --     $ 1,398,747                  --
Capital Appreciation Fund           10,382,694         816,657       5,191,347             408,328
Common Stock Fund                      559,783          94,568              --                  --
Convertible Fund                     4,141,953              --       2,070,977                  --
Diversified Income Fund                432,211              --         216,106                  --
Equity Index Fund                    3,750,311              --              --                  --
Global High Income Fund                148,893          65,911          74,447              32,955
Government Fund                      3,104,474              --       1,624,530                  --
High Yield Corporate Bond Fund      18,354,964         283,439       9,177,482             141,719
International Equity Fund              793,000              --         475,800                  --
MAP Fund**                           2,992,214         507,575       2,001,809**                --
Mid Cap Growth Fund                    130,954          94,291          65,477              47,145
Mid Cap Value Fund                   1,500,247              --         750,124                  --
Money Market Fund                    1,586,146       1,681,471         793,073             840,735

Small Cap Growth Fund                2,221,302              --       1,110,651                  --
Small Cap Value Fund                 1,173,251              --         586,626                  --
Tax Free Bond Fund                   2,197,934              --       1,098,967                  --
Total Return Fund                    6,978,583          63,277       3,489,292              31,639
Value Fund                           4,696,735              --       2,348,368                  --



*     After expense reimbursement or waiver.




** The total subadvisory fee paid for the MAP Fund includes $1,895,365 paid to Markston for the year ending December 31, 2002 and $106,444 paid to Jennison for the period November 25, 2002 through December 31, 2002. Jennison was not employed as a Subadvisor to the Fund prior to that period.



                                                YEAR ENDED
                                                 12/31/01
-------------------------------------------------------------------------------------------------
                                                 MANAGEMENT FEE                   SUBADVISORY FEE
                                    MANAGEMENT    WAIVED AND/OR    SUBADVISORY     WAIVED AND/OR
             FUND                   FEE PAID*      REIMBURSED        FEE PAID*       REIMBURSED
             ----                   ---------      ----------        ---------       ----------
Blue Chip Growth Fund              $ 4,083,767   $          --     $ 3,040,297      $        --
Capital Appreciation Fund           14,754,804       5,210,514       7,377,402        2,605,257
Common Stock Fund                      786,574              --              --               --
Convertible Fund                     4,945,598              --       2,472,799               --
Diversified Income Fund                423,293              --         211,647               --
Equity Index Fund                    5,093,338              --              --               --
Global High Income Fund**               19,801          88,973          38,848           15,539
Government Fund                      2,787,627              --       1,393,813               --
High Yield Corporate Bond Fund      18,760,700       1,432,791       9,380,350          716,396
International Equity Fund              864,833              --         518,900               --
MAP Fund+                            1,395,321         430,077       1,080,815+              --
Mid Cap Growth Fund                    100,262          98,875          50,131           49,438
Mid Cap Value Fund                     824,062              --         412,031               --
Money Market Fund                    1,732,494       1,319,049         866,247          659,525
Small Cap Growth Fund                2,876,467              --       1,438,234               --
Small Cap Value Fund                   923,925              --         461,963               --
Tax Free Bond Fund                   2,113,134              --       1,056,567               --
Total Return Fund                    9,042,534         389,502       4,521,267          194,751
Value Fund                           5,416,264              --       2,708,132               --


*     After expense reimbursement or waiver.

** For the year ended December 31, 2001, the Manager earned $108,774. The fees waived and reimbursed by the Manager total $31,077 and $57,896, respectively.

+     The Subadvisory fee paid during this period was paid solely to Markston.




DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

      The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

      With respect to each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans," collectively, the "12b-1 Plans"). The Board has also adopted with respect to each of the

Funds (except the Money Market Fund and the Equity Index Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares (the "Class R2 Plan" and, together with the Class A Plan, Class B Plan and Class C Plan, the "12b-1 Plans"). Only certain Funds currently offer Class R2 shares.

      Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).


      The Class R2 shares were first offered on January 1, 2004. Therefore, no payments were made under the Class R2 Plan prior to December 31, 2003.



      For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B , Class C and R2 Plans as follows:



                                                   YEAR ENDED OCTOBER 31, 2004
                                ----------------------------------------------------------------
                                AMOUNT OF FEE   AMOUNT OF FEE    AMOUNT OF FEE     AMOUNT OF FEE
                                 PURSUANT TO     PURSUANT TO      PURSUANT TO       PURSUANT TO
                                CLASS A PLAN     CLASS B PLAN     CLASS C PLAN     CLASS R2 PLAN
                                ------------     ------------     ------------     -------------
Blue Chip Growth Fund                                                                    N/A
Capital Appreciation Fund                                                                N/A
Common Stock Fund                                                                        N/A
Convertible Fund                                                                         N/A
Diversified Income Fund                                                                  N/A
Equity Index Fund                                                                        N/A
Global High Income Fund                                                                  N/A
Government Fund                                                                          N/A
High Yield Corporate Bond Fund                                                           N/A
International Equity Fund
MAP Fund
Mid Cap Growth Fund                                                                      N/A
Mid Cap Value Fund
Money Market Fund                                                                        N/A
Small Cap Growth Fund                                                                    N/A
Small Cap Value Fund                                                                     N/A
Tax Free Bond Fund                                                                       N/A
Total Return Fund                                                                        N/A
Value Fund


      For the ten month fiscal period ended October 31, 2003, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:



                                                        TEN MONTH PERIOD ENDED 10/31/03
                                        --------------------------------------------------------
                                        AMOUNT OF FEE         AMOUNT OF FEE        AMOUNT OF FEE
                                         PURSUANT TO           PURSUANT TO          PURSUANT TO
                                        CLASS A PLAN           CLASS B PLAN        CLASS C PLAN
                                        ------------          -------------        ------------
Blue Chip Growth Fund                       117,659            1,408,395               76,951
Capital Appreciation Fund                   623,447            9,982,801               81,946
Common Stock Fund                            65,251              408,069               16,185
Convertible Fund                            160,366            3,719,347              164,501
Diversified Income Fund                      50,418              544,166               64,170
Equity Index Fund                         1,255,390                   --                   --
Global High Income Fund                      65,743              191,316               86,359
Government Fund                             218,726            3,805,025              135,561
High Yield Corporate Bond Fund            2,235,100           21,330,190            2,789,135
International Equity Fund                    74,660              410,081               13,964

                                                        TEN MONTH PERIOD ENDED 10/31/03
                                        --------------------------------------------------------
                                        AMOUNT OF FEE         AMOUNT OF FEE        AMOUNT OF FEE
                                         PURSUANT TO           PURSUANT TO          PURSUANT TO
                                        CLASS A PLAN           CLASS B PLAN        CLASS C PLAN
                                        -------------         -------------        -------------
MAP Fund                                    294,196            1,473,161              637,039
Mid Cap Growth Fund                          51,455               98,485               10,318
Mid Cap Value Fund                          164,313            1,135,283              241,899
Money Market Fund                                --                   --                   --
Small Cap Growth Fund                       111,608            1,199,151               49,621
Small Cap Value Fund                         76,305              440,744               72,760
Tax Free Bond Fund                           99,635            1,305,940               26,940
Total Return Fund                           301,153            6,631,044               38,896
Value Fund                                  215,249            4,340,337               21,113


      For the fiscal year ended December 31, 2002, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:


                                           YEAR ENDED DECEMBER 31, 2002
                                  ---------------------------------------------
                                  AMOUNT OF FEE    AMOUNT OF FEE  AMOUNT OF FEE
                                   PURSUANT TO      PURSUANT TO    PURSUANT TO
                                  CLASS A PLAN     CLASS B PLAN   CLASS C PLAN
                                  ------------     -------------  -------------
Blue Chip Growth Fund              $   154,070     $ 2,051,318     $   129,896
Capital Appreciation Fund              870,621      15,369,685         133,220
Common Stock Fund                       80,038         597,120          17,516
Convertible Fund                       172,954       4,931,084         142,846
Diversified Income Fund                 39,038         526,572          37,626
Equity Index Fund                    1,875,155              --              --
Global High Income Fund                 36,459         115,161          45,868
Government Fund                        179,948       4,331,692         123,627
High Yield Corporate Bond Fund       1,859,907      23,311,005       2,167,482
International Equity Fund               71,740         498,736           7,303
MAP Fund                               325,589       1,575,497         709,332
Mid Cap Growth Fund                     55,119          72,937           6,915
Mid Cap Value Fund                     157,760       1,299,723         212,449
Money Market Fund                           --               -              --
Small Cap Growth Fund                  133,650       1,627,107          59,596
Small Cap Value Fund                   105,101         636,949         115,897
Tax Free Bond Fund                     107,519       1,592,524          24,050
Total Return Fund                      444,523       9,457,914          60,936
Value Fund                             296,126       6,408,317          20,649


      For the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


                                               10 MONTH
                                 YEAR ENDED  PERIOD ENDED    YEAR ENDED DECEMBER 31,
                                  10/31/04     10/31/03        2002         2001
                                  --------     --------        ----         ----
Blue Chip Growth Fund                          $  1,628     $  6,759     $ 14,735
Capital Appreciation Fund                        20,796       42,752       59,965
Common Stock Fund                                   347        1,569        3,250
Convertible Fund                                 46,568       21,777       37,236
Diversified Income Fund                             661        9,167        3,419
Equity Index Fund                                    --       25,255      231,510
Global High Income Fund                          14,394       25,322           --
Government Fund                                  85,689       22,207       52,207
High Yield Corporate Bond Fund                  701,261      301,196      256,913
International Equity Fund                        17,552       41,494       66,639
MAP Fund                                            220      122,394      133,595
Mid Cap Growth Fund                                  66          583          652
Mid Cap Value Fund                               66,953       50,355       31,431
Money Market Fund+                              639,985      205,447      162,767
Small Cap Growth Fund                             3,114       10,183       21,420
Small Cap Value Fund                                195        3,512       19,524
Tax Free Bond Fund                              103,159       13,474        4,225
Total Return Fund                                21,440       26,533       20,581
Value Fund                                       29,058       24,066       10,282

      For the fiscal year ended October 31, 2004, the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002 and December 31, 2001, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:



                                                    10 MONTH
                                   YEAR ENDED     PERIOD ENDED      YEAR ENDED DECEMBER 31,
                                    10/31/04        10/31/03         2002            2001
                                    --------        --------         ----            ----
Blue Chip Growth Fund                                 216,659     $  391,119     $  493,552
Capital Appreciation Fund                             605,895      1,290,486      1,886,066
Common Stock Fund                                      55,741        105,472        116,127
Convertible Fund                                      177,736        325,779        451,904
Diversified Income Fund                                57,525         64,563         54,678
Equity Index Fund                                          --             --             --
Global High Income Fund                                54,359         20,010         12,200
Government Fund                                       266,736        305,060        200,862
High Yield Corporate Bond Fund                      2,018,676      3,070,148      3,167,673
                                                       39,506         51,754         95,330
International Equity Fund                             299,227        383,802         92,880
MAP Fund                                                9,432         11,588          3,571
Mid Cap Growth Fund                                   193,218        543,726        190,510
Mid Cap Value Fund                                    660,022        936,886        783,018
Money Market Fund+                                    157,141        280,616        317,730
                                                       75,783         95,931         61,429
Small Cap Growth Fund                                  80,604        162,991        102,564
Small Cap Value Fund                                  265,345        515,803        709,969
                                                      198,446        415,463        520,830
Tax Free Bond Fund                                    216,659        391,119        493,552
Total Return Fund                                     605,895      1,290,486      1,886,066
                                                       55,741        105,472        116,127
Value Fund                                            177,736        325,779        451,904


+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.





      For the fiscal year ended October 31, 2004, the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002 and December 31, 2001, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:



                                 YEAR ENDED     10 MONTH
                                 OCTOBER 31,  PERIOD ENDED  YEAR ENDED DECEMBER 31,
                                    2004        10/31/03       2002        2001
                                    ----        --------       ----        ----
Blue Chip Growth Fund                             1,980     $  2,899     $  7,211
Capital Appreciation Fund                         1,100        2,032        3,447
Common Stock Fund                                   670        1,440        1,536
Convertible Fund                                  3,184        6,743        7,959
Diversified Income Fund                           4,405        4,071          766
Equity Index Fund                                    --           --           --
Global High Income Fund                           7,629        3,164        1,633
Government Fund                                   8,887        6,359        4,698
High Yield Corporate Bond Fund                  137,679      128,783      101,926
                                                  7,765        3,069       17,341
International Equity Fund                        12,037       55,964        5,448
MAP Fund                                              9           31           --
Mid Cap Growth Fund                               9,388       14,292        2,403
Mid Cap Value Fund                               34,807       45,905       36,409
Money Market Fund+                                1,154        2,950        5,485
                                                    423        8,385        5,549
Small Cap Growth Fund                             3,122        1,859          655
Small Cap Value Fund                                674        1,030        3,314
                                                    807        2,588          453
Tax Free Bond Fund
Total Return Fund
Value Fund



+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.



      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                  MAINSTAY FUND
                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004



                                                                                                              APPROXIMATE
                                             PRINTING AND                                                     TOTAL AMOUNT
                                               MAILING                                                          SPENT BY
                                           PROSPECTUSES TO  COMPENSATION                                         NYLIFE
                               SALES          OTHER THAN         TO       COMPENSATION  COMPENSATION          DISTRIBUTORS
                            MATERIAL AND       CURRENT      DISTRIBUTION    TO SALES      TO BROKER           WITH RESPECT
                            ADVERTISING      SHAREHOLDERS     PERSONNEL    PERSONNEL       DEALERS    OTHER*    TO FUND
                            -----------      ------------     ---------    ---------       -------    ------  -------------
Blue Chip Growth Fund       $              $                $             $             $             $       $
Capital Appreciation Fund   $              $                $             $             $             $       $
Common Stock Fund           $              $                $             $             $             $       $
Convertible Fund            $              $                $             $             $             $       $
Diversified Income Fund     $              $                $             $             $             $       $
Equity Index Fund           $              $                $             $             $             $       $
Global High Income Fund     $              $                $             $             $             $       $
Government Fund             $              $                $             $             $             $       $
High Yield Corp. Bond Fund  $              $                $             $             $             $       $
International Equity Fund   $              $                $             $             $             $       $
MAP Fund                    $              $                $             $             $             $       $
Mid Cap Growth Fund         $              $                $             $             $             $       $
Mid Cap Value Fund          $              $                $             $             $             $       $
Small Cap Growth Fund       $              $                $             $             $             $       $
Small Cap Value Fund        $              $                $             $             $             $       $
Tax Free Bond Fund          $              $                $             $             $             $       $
Total Return Fund           $              $                $             $             $             $       $
Value Fund                  $              $                $             $             $             $       $
                            -----------    ------------     ---------     ---------     ---------     ------  ---------
     Total                  $              $                $             $             $             $       $
                            -----------    ------------     ---------     ---------     ---------     ------  ---------



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.


      For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                  MAINSTAY FUND
                           CLASS A EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003


                                                                                                                   APPROXIMATE
                                            PRINTING AND                                                           TOTAL AMOUNT
                                              MAILING                                                                SPENT BY
                                          PROSPECTUSES TO  COMPENSATION                                               NYLIFE
                               SALES         OTHER THAN         TO       COMPENSATION  COMPENSATION                DISTRIBUTORS
                            MATERIAL AND      CURRENT      DISTRIBUTION    TO SALES      TO BROKER                  WITH RESPECT
                            ADVERTISING     SHAREHOLDERS     PERSONNEL    PERSONNEL       DEALERS      OTHER*          TO FUND
                            -----------     ------------     ---------    ---------       -------      ------          -------
Blue Chip Growth Fund         $  2,918       $  4,574       $   91,424    $  352,031    $   82,653   $   93,682     $   627,282
Capital Appreciation Fund       10,714         23,989          335,700     1,253,712       342,412      344,793       2,311,320
Common Stock Fund                1,047          2,520           32,819       125,876        30,164       33,727         226,153
Convertible Fund                 4,886          6,161          153,089       315,414       412,465      156,705       1,048,720
Diversified Income Fund          2,478          1,960           77,643       169,478       199,687       79,348         530,594
Equity Index Fund                8,628         48,351          270,359       487,658       797,794      280,906       1,893,696
Global High Income Fund          1,828          2,520           57,280        75,534       196,809       58,656         392,627
Government Fund                  5,646          8,401          176,906       529,244       311,874      181,226       1,213,297
High Yield Corp. Bond Fund      46,672         86,061        1,462,389     2,114,702     4,838,385    1,499,950      10,048,159
International Equity Fund        1,544          2,894           48,392       142,690        87,393       49,640         332,553
MAP Fund                         7,249         11,294          227,133       446,318       633,610      232,737       1,558,341
Mid Cap Growth Fund                974          1,960           30,513       104,509        40,567       31,315         209,838
Mid Cap Value Fund               4,195          6,347          131,429       324,703       300,192      134,651         901,517
                                                                                                                        162,763
Small Cap Growth Fund            2,576          4,294           80,712       300,074        83,683       82,735         554,074
Small Cap Value Fund               941          2,894           29,492        78,006        62,215       30,378         203,926
Tax Free Bond Fund               1,854          3,827           58,101       145,486       130,761       59,639         399,668
Total Return Fund                4,836         11,574          151,529       516,147       204,316      155,716       1,044,118
Value Fund                       4,082          8,307          127,889       422,897       185,164      131,260         879,599
                              --------       --------       ----------    ----------    ----------   ----------     -----------
   Total                      $115,355       $243,248       $3,614,458    $8,132,157    $9,053,176   $3,710,687     $24,869,081
                              --------       --------       ----------    ----------    ----------   ----------     -----------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.

      For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                  MAINSTAY FUND
                           CLASS A EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER 31, 2002


                                           PRINTING AND                                                          APPROXIMATE
                                             MAILING                                                             TOTAL AMOUNT
                                           PROSPECTUSES                                                            SPENT BY
                                                TO       COMPENSATION                                                NYLIFE
                                SALES       OTHER THAN        TO       COMPENSATION  COMPENSATION                 DISTRIBUTORS
                             MATERIAL AND    CURRENT     DISTRIBUTION    TO SALES      TO BROKER                  WITH RESPECT
                             ADVERTISING   SHAREHOLDERS   PERSONNEL     PERSONNEL       DEALERS        OTHER*       TO FUND
                             -----------   ------------   ---------     ---------       -------        ------       -------
Blue Chip Growth Fund        $     3,071   $    11,005   $   150,245   $   481,657   $    94,007   $   113,365   $   853,350
Capital Appreciation Fund         12,144        61,925       594,309     1,835,372       442,950       451,671     3,398,371
Common Stock Fund                  1,566         5,370        74,459       259,835        23,754        52,860       417,844
Convertible Fund                   2,909        11,610       137,415       293,548       231,582       105,147       782,211
Diversified Income Fund            1,073         2,424        50,853        94,930        98,439        38,325       286,044
Equity Index Fund                  9,943       135,022       481,350       735,086     1,119,609       360,947     2,841,957
Global High Income Fund            1,659         2,095        68,694        59,904       198,750        56,764       387,866
Government Fund                    6,904        10,191       275,408       528,981       510,839       234,576     1,566,899
High Yield Corp. Bond Fund        35,049       123,505     1,578,767     1,779,268     4,227,310     1,243,924     8,987,823
International Equity Fund          1,420         4,487        63,861       165,357        77,824        51,497       364,446
MAP Fund                           9,053        21,032       436,808       570,102     1,100,116       312,855     2,449,966
Mid Cap Growth Fund                  682         3,770        32,791       107,298        17,561        24,808       186,910
Mid Cap Value Fund                 5,895         9,191       272,634       482,836       549,149       207,276     1,526,981
                                                                                                                     216,884
Small Cap Growth Fund              2,922         9,440       140,415       369,113       163,503       103,153       788,546
Small Cap Value Fund                 973         7,354        48,115       129,914        55,234        35,808       277,398
Tax Free Bond Fund                 2,162         6,725        88,002       194,992       139,297        74,651       505,829
Total Return Fund                  5,042        31,669       247,467       767,956       179,379       187,602     1,419,115
Value Fund                         3,607        20,661       174,085       545,115       119,663       131,425       994,556
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Total                      $   108,465   $   491,228   $ 5,025,808   $ 9,734,070   $ 9,437,323   $ 3,870,917   $28,667,811
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.


      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:



                                  MAINSTAY FUND
                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004



                                                                                                                        APPROXIMATE
                                            PRINTING AND                                                                TOTAL AMOUNT
                                              MAILING                                                                     SPENT BY
                                          PROSPECTUSES TO   COMPENSATION                                                   NYLIFE
                               SALES         OTHER THAN          TO         COMPENSATION    COMPENSATION                DISTRIBUTORS
                            MATERIAL AND      CURRENT       DISTRIBUTION      TO SALES        TO BROKER                 WITH RESPECT
                            ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL         DEALERS      OTHER*        TO FUND
                            -----------     ------------      ---------      ---------         -------      ------        -------
Blue Chip Growth Fund       $             $                 $               $               $               $           $
Capital Appreciation Fund   $             $                 $               $               $               $           $
Common Stock Fund           $             $                 $               $               $               $           $
Convertible Fund            $             $                 $               $               $               $           $
Diversified Income Fund     $             $                 $               $               $               $           $
Equity Index Fund           $             $                 $               $               $               $           $
Global High Income Fund     $             $                 $               $               $               $           $
Government Fund             $             $                 $               $               $               $           $
High Yield Corp. Bond Fund  $             $                 $               $               $               $           $
International Equity Fund   $             $                 $               $               $               $           $
MAP Fund                    $             $                 $               $               $               $           $
Mid Cap Growth Fund         $             $                 $               $               $               $           $
Mid Cap Value Fund          $             $                 $               $               $               $           $
Small Cap Growth Fund       $             $                 $               $               $               $           $
Small Cap Value Fund        $             $                 $               $               $               $           $
Tax Free Bond Fund          $             $                 $               $               $               $           $
Total Return Fund           $             $                 $               $               $               $           $
Value Fund                  $             $                 $               $               $               $           $
                            -----------   --------------    ------------    ------------    ------------    ----------  -----------
   Total                    $             $                 $               $               $               $           $
                            -----------   --------------    ------------    ------------    ------------    ----------  -----------



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.


      For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                  MAINSTAY FUND
                           CLASS B EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003


                                                                                                                       APPROXIMATE
                                             PRINTING AND                                                              TOTAL AMOUNT
                                               MAILING                                                                  SPENT BY
                                SALES      PROSPECTUSES TO  COMPENSATION                                                 NYLIFE
                              MATERIAL        OTHER THAN         TO        COMPENSATION   COMPENSATION                 DISTRIBUTORS
                                 AND           CURRENT      DISTRIBUTION     TO SALES      TO BROKER                   WITH RESPECT
                             ADVERTISING     SHAREHOLDERS    PERSONNEL       PERSONNEL      DEALERS         OTHER*        TO FUND
                             -----------     ------------    ---------       ---------      -------         ------        -------
Blue Chip Growth Fund        $      7,125   $     13,535    $    223,261   $    879,712   $    181,808   $    420,066  $  1,725,507
Capital Appreciation Fund          33,513         96,049       1,050,080      4,212,975        779,745      4,029,521    10,201,883
Common Stock Fund                   1,799          3,920          56,358        234,236         33,726        137,949       467,988
Convertible Fund                   11,935         35,843         373,970        992,208        785,875      1,534,458     3,734,289
Diversified Income Fund             3,208          5,227         100,507        293,287        184,586        132,806       719,621
Global High Income Fund             1,892          1,867          59,303        111,408        170,554             54       345,078
Government Fund                    12,324         36,590         386,152      1,456,427        379,572      1,561,033     3,832,098
High Yield Corp. Bond Fund         98,872        205,258       3,097,986      6,487,702      8,242,011      6,930,034    25,061,863

International Equity Fund           1,909          3,920          59,812        203,207         81,175        131,164       481,187
MAP Fund                            9,961         14,188         312,106        818,177        665,764        284,364     2,104,560
Mid Cap Growth Fund                 1,336            933          41,873        152,888         46,200        (23,985)      219,245
Mid Cap Value Fund                  6,452         10,921         202,181        645,017        316,276        294,402     1,475,249
                                                                                                                            227,747
Small Cap Growth Fund               5,653         11,574         177,120        681,852        160,285        382,504     1,418,988
Small Cap Value Fund                1,504          4,200          47,114        163,149         60,860        175,538       452,365

Tax Free Bond Fund                  6,936         25,109         217,319        857,428        175,837      1,166,134     2,448,763
Total Return Fund                  18,015         63,846         564,462      2,348,733        335,064      2,939,809     6,269,929

Value Fund                         12,613         41,817         395,202      1,583,389        295,642      1,869,656     4,198,319
                             ------------   ------------    ------------   ------------   ------------   ------------  ------------
   Total                     $    238,146   $    579,838    $  7,461,893   $ 22,439,463   $ 13,038,918   $ 22,093,378  $ 65,851,636
                             ------------   ------------    ------------   ------------   ------------   ------------  ------------


* For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                  MAINSTAY FUND
                           CLASS B EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER 31, 2002


                                           PRINTING AND                                                         APPROXIMATE
                                             MAILING                                                            TOTAL AMOUNT
                                           PROSPECTUSES                                                           SPENT BY
                                                TO       COMPENSATION                                              NYLIFE
                                SALES       OTHER THAN        TO       COMPENSATION  COMPENSATION               DISTRIBUTORS
                             MATERIAL AND    CURRENT     DISTRIBUTION    TO SALES      TO BROKER                WITH RESPECT
                             ADVERTISING   SHAREHOLDERS    PERSONNEL    PERSONNEL       DEALERS       OTHER*       TO FUND
                             -----------   ------------    ---------    ---------       -------       ------       -------
Blue Chip Growth Fund        $     8,658   $    37,308   $   419,783   $ 1,334,486   $   274,144   $   315,414   $ 2,389,793
Capital Appreciation Fund         42,538       276,546     2,059,590     6,560,875     1,331,045     1,549,839    11,820,433
Common Stock Fund                  2,192        10,506       107,247       352,453        57,637        80,959       610,994
Convertible Fund                  12,103        84,248       579,141     1,162,987     1,054,555       438,921     3,331,955
Diversified Income Fund            2,443         8,455       121,097       265,840       199,473        91,240       688,548
Global High Income Fund            1,471         1,560        73,387        84,753       192,944        56,264       410,379
Government Fund                   11,744        66,529       550,966     1,613,808       492,755       443,031     3,178,833
High Yield Corp. Bond Fund        86,319       393,509     4,149,669     6,605,664     9,221,756     3,095,455    23,552,372

International Equity Fund          1,661         8,189        79,021       232,304        69,202        61,611       451,988
MAP Fund                          15,773        25,370       783,157     1,107,105     1,887,694       557,004     4,376,103
Mid Cap Growth Fund                  979         1,109        47,091       133,967        44,329        34,957       262,432
Mid Cap Value Fund                11,977        20,594       588,547       991,667     1,249,670       426,528     3,288,983
                                                                                                                     291,218
Small Cap Growth Fund              6,468        28,945       316,245       962,494       246,229       236,868     1,797,249
Small Cap Value Fund               2,124        10,942       103,096       288,050       104,586        76,491       585,289

Tax Free Bond Fund                 7,494        50,817       369,853     1,174,613       240,070       289,625     2,132,472
Total Return Fund                 21,238       164,408     1,025,868     3,404,038       524,709       779,955     5,920,216

Value Fund                        15,342       112,773       744,165     2,333,669       508,945       561,896     4,276,790
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Total                      $   253,669   $ 1,312,875   $12,269,998   $29,025,791   $17,864,064   $ 9,210,750   $69,937,147
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class B sales less any amortized amounts.

      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:



                                  MAINSTAY FUND
                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004



                                                                                                                    APPROXIMATE
                                              PRINTING AND                                                          TOTAL AMOUNT
                                                MAILING                                                               SPENT BY
                                            PROSPECTUSES TO   COMPENSATION                                             NYLIFE
                                SALES          OTHER THAN          TO        COMPENSATION  COMPENSATION             DISTRIBUTORS
                             MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES      TO BROKER              WITH RESPECT
                             ADVERTISING      SHAREHOLDERS      PERSONNEL     PERSONNEL       DEALERS    OTHER*       TO FUND
                             -----------      ------------      ---------     ---------       -------    ------       -------
Blue Chip Growth Fund         $              $                 $              $             $             $          $
Capital Appreciation Fund     $              $                 $              $             $             $          $
Common Stock Fund             $              $                 $              $             $             $          $
Convertible Fund              $              $                 $              $             $             $          $
Diversified Income Fund       $              $                 $              $             $             $          $
Equity Index Fund             $              $                 $              $             $             $          $
Global High Income Fund       $              $                 $              $             $             $          $
Government Fund               $              $                 $              $             $             $          $
High Yield Corp. Bond Fund    $              $                 $              $             $             $          $
International Equity Fund     $              $                 $              $             $             $          $
MAP Fund                      $              $                 $              $             $             $          $
Mid Cap Growth Fund           $              $                 $              $             $             $          $
Mid Cap Value Fund            $              $                 $              $             $             $          $
Small Cap Growth Fund         $              $                 $              $             $             $          $
Small Cap Value Fund          $              $                 $              $             $             $          $
Tax Free Bond Fund            $              $                 $              $             $             $          $
Total Return Fund             $              $                 $              $             $             $          $
Value Fund                    $              $                 $              $             $             $          $
                              ----------     ------------      ----------     ----------    ---------     --------   ----------
   Total                      $              $                 $              $             $             $          $
                              ----------     ------------      ----------     ----------    ---------     --------   ----------



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.


      For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                  MAINSTAY FUND
                           CLASS C EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003


                                             PRINTING AND                                                              APPROXIMATE
                                               MAILING                                                                 TOTAL AMOUNT
                                             PROSPECTUSES                                                                SPENT BY
                                                  TO        COMPENSATION                                                   NYLIFE
                                 SALES        OTHER THAN         TO         COMPENSATION  COMPENSATION                 DISTRIBUTORS
                              MATERIAL AND     CURRENT      DISTRIBUTION      TO SALES      TO BROKER                  WITH RESPECT
                              ADVERTISING    SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS        OTHER*       TO FUND
                              -----------    ------------     ---------      ---------       -------        ------       -------
Blue Chip Growth Fund          $      554     $      747     $   17,364     $   17,886     $   64,673     $   11,774   $  112,998
Capital Appreciation Fund             570            840         17,852         21,729         63,150         13,523      117,664
Common Stock Fund                     113            187          3,544          7,815          9,037          2,698       23,394
Convertible Fund                    1,355          1,587         42,474         20,866        181,081         18,284      265,647
Diversified Income Fund               589            653         18,460         18,687         69,086          4,673      112,148
Global High Income Fund               653            840         20,468          6,815         90,502         12,009      131,287
Government Fund                       984          1,307         30,823         50,762         95,787         20,461      200,124
High Yield Corp. Bond Fund         21,733         26,789        680,967        321,858      2,915,873        360,475    4,327,695
International Equity Fund             151             93          4,730          4,612         17,877             33       27,496
MAP Fund                            4,115          6,160        128,939         34,973        578,079        117,616      869,882
Mid Cap Growth Fund                    91             93          2,855          4,178          9,396            782       17,395
Mid Cap Value Fund                  1,327          2,334         41,568         20,558        177,083         54,478      297,348
Small Cap Growth Fund                 337            467         10,566         13,723         36,515          8,389       69,997
Small Cap Value Fund                  481            747         15,062          5,398         66,214         13,090      100,992
Tax Free Bond Fund                    285            560          8,926         24,003         18,438         12,523       64,735
Total Return Fund                     271            373          8,479         12,618         27,694          6,373       55,808
Value Fund                            147            187          4,595          6,994         14,854          3,474       30,251
                               ----------     ----------     ----------     ----------     ----------     ----------   ----------
    Total                      $   34,540     $   44,617     $1,082,260     $  601,996     $4,543,727     $  661,764   $6,968,904
                               ----------     ----------     ----------     ----------     ----------     ----------   ----------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class C sales less any amortized amounts.

      For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                  MAINSTAY FUND
                           CLASS C EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER 31, 2002


                                             PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                  TOTAL AMOUNT
                                             PROSPECTUSES                                                                 SPENT BY
                                                  TO        COMPENSATION                                                   NYLIFE
                                 SALES        OTHER THAN         TO        COMPENSATION   COMPENSATION                  DISTRIBUTORS
                              MATERIAL AND     CURRENT      DISTRIBUTION     TO SALES       TO BROKER                   WITH RESPECT
                              ADVERTISING    SHAREHOLDERS     PERSONNEL     PERSONNEL        DEALERS        OTHER*         TO FUND
                              -----------    ------------     ---------     ---------        -------        ------         -------
Blue Chip Growth Fund          $      715     $    2,370     $   34,616     $   24,272     $  107,716     $   26,016    $  195,705
Capital Appreciation Fund             709          2,424         34,662         28,897        104,125         26,122       196,939
Common Stock Fund                     138            274          7,022         12,270         14,118          5,240        39,062
Convertible Fund                      862          2,257         40,169         19,696        132,444         30,742       226,170
Diversified Income Fund               353            514         15,658         11,788         47,271         12,677        88,261
Global High Income Fund               416            513         18,981          4,097         66,891         14,901       105,799
Government Fund                       842          1,650         39,889         40,997        110,578         32,445       226,401
High Yield Corp. Bond Fund         13,816         34,406        652,918        160,648      2,321,215        486,911     3,669,914
International Equity Fund             108             96          5,460          5,053         15,238          4,057        30,012
MAP Fund                            4,080         11,112        203,241         32,250        744,424        147,657     1,142,764
Mid Cap Growth Fund                    77             90          3,923          4,431         10,251          2,830        21,602
Mid Cap Value Fund                  1,726          2,878         87,269         34,690        295,667         65,500       487,730
Small Cap Growth Fund                 423          1,020         20,881         20,237         58,735         15,451       116,747
Small Cap Value Fund                  354          2,002         15,477          4,929         53,774         12,412        88,948
Tax Free Bond Fund                    246            519         11,956         30,475         15,680          9,580        68,456
Total Return Fund                     339          1,076         16,527         16,778         46,674         12,349        93,743
Value Fund                            170            314          8,587         11,954         20,442          6,409        47,876
                               ----------     ----------     ----------     ----------     ----------     ----------    ----------
  Total                        $   25,761     $   64,557     $1,235,849     $  473,159     $4,226,520     $  925,351    $6,951,197
                               ----------     ----------     ----------     ----------     ----------     ----------    ----------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class C sales less any amortized amounts.


      For the year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund offering that Class:



                                  MAINSTAY FUND
                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004



                                           PRINTING AND                                                              APPROXIMATE
                                             MAILING                                                                 TOTAL AMOUNT
                                           PROSPECTUSES                                                                SPENT BY
                                                TO          COMPENSATION                                                NYLIFE
                               SALES        OTHER THAN           TO         COMPENSATION    COMPENSATION             DISTRIBUTORS
                            MATERIAL AND     CURRENT        DISTRIBUTION      TO SALES        TO BROKER              WITH RESPECT
                            ADVERTISING    SHAREHOLDERS       PERSONNEL      PERSONNEL         DEALERS     OTHER*      TO FUND
                            -----------    ------------       ---------      ---------         -------     ------      -------
International Equity Fund    $              $                $               $               $              $         $
MAP Fund                     $              $                $               $               $              $         $
Mid Cap Value Fund           $              $                $               $               $              $         $
Value Fund                   $              $                $               $               $              $         $
                             ---------      -----------      ----------      ----------      ---------      --------  ---------
   Total                     $              $                $               $               $              $         $
                             ---------      -----------      ----------      ----------      ---------      --------  ---------



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.


SHAREHOLDER SERVICES PLAN; SERVICE FEES

      The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and Class R2 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 Shares.

      Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 Plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.


      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan was approved by the Trustees, including the Independent Trustees, at a meeting held on December 8, 2003.

      Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and R2 share of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

      The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES


      Pursuant to an Amended and Restated Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal year ended October 31, 2004, ten month fiscal period ended October 31, 2003, and fiscal years ended December 31, 2002, and December 31, 2001, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:



                                             10 MONTH PERIOD
                                 YEAR ENDED       ENDED        YEAR ENDED DECEMBER 31,
                                  10/31/04       10/31/03        2002          2001
                                  --------       --------        ----          ----
Blue Chip Growth Fund                             41,771       $ 54,643     $ 67,505
Capital Appreciation Fund                        147,796        216,522      303,964
Common Stock Fund                                 25,617         33,991       37,831
Convertible Fund                                  67,457         84,320       95,354
Diversified Income Fund                           29,090         27,344       26,848
Equity Index Fund                                 72,426        101,674      128,534
Global High Income Fund                           20,802         14,111       12,000
Government Fund                                   70,358         78,408       73,126
High Yield Corporate Bond Fund                   352,819        355,849      363,226

International Equity Fund                         26,838         29,766       32,059
MAP Fund                                          67,228         73,332       51,006
Mid Cap Growth Fund                               13,343         13,347       12,424
Mid Cap Value Fund                                42,554         48,098       37,882
Money Market Fund                                 77,589         96,221       91,172

Small Cap Growth Fund                             39,163         48,871       55,422
Small Cap Value Fund                              29,548         38,299       33,316

Tax Free Bond Fund                                52,852         63,298       61,884
Total Return Fund                                100,956        139,643      174,044

Value Fund                                        74,436        102,803      117,193





      In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM SC, the Funds' transfer agent and an affiliate of NYLIM, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

      Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodians and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

      Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PROXY VOTING POLICIES AND PROCEDURES

      It is the Funds' policy that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

      MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Funds and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

      Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

      CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Trust's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Trust shareholders, under its usual policy; or (3) forward the proxies to the Trust's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

      SUBADVISOR PROXY VOTING GUIDELINES. With respect to the Blue Chip Growth Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisor, GAMCO. With respect to the MAP Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisors, Jennison and Markston. With respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund,

High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth
Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund Tax Free Bond Fund, Total Return Fund and Value Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisor, MacKay Shields.


      Summaries of each Subadvisor's proxy voting policies and procedures are provided at Appendix C.


      FUNDS' PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov. For certain Funds which do not typically invest in voting securities, the Funds' website will provide you with a toll-free telephone number which you may contact to obtain a copy of any relevant proxy voting record for those Funds.



      DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).



      In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.



      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.



      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      Under each Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Trust. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.


      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2004, ten-month fiscal period ended October 31, 2003 and the fiscal years ended December 31, 2002 and December 31, 2001, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.



                                                      TEN MONTH
                                    YEAR ENDED       PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                   OCT. 31, 2004    OCT. 31, 2003  DEC. 31, 2002   DEC. 31, 2001
                                   -------------    -------------  -------------   -------------
Blue Chip Growth Fund                                $  217,265     $  330,379     $   267,413
Capital Appreciation Fund                               772,835      3,828,300       2,771,069
Common Stock Fund                                       156,026        277,909         247,232
Convertible Fund                                        493,959        722,421         885,361
Diversified Income Fund                                   1,939            836             488
Equity Index Fund                                        85,055         75,934          91,324
Global High Income Fund                                     N/A          1,373             N/A
Government Fund                                             N/A            N/A             N/A
High Yield Corporate Bond Fund                          258,318        599,394         455,001
International Equity Fund                               376,394        492,890         729,018
MAP Fund                                              1,249,348        744,195         192,201
Mid Cap Growth Fund                                      86,313        169,397          77,707
Mid Cap Value Fund                                      265,062        544,735         450,492
Money Market Fund                                           N/A            N/A             N/A
Small Cap Growth Fund                                   532,842        941,603         280,212
Small Cap Value Fund                                    200,432        240,340         231,517
Tax Free Bond Fund                                          N/A            N/A             N/A
Total Return Fund                                       354,681      1,358,084         934,849
Value Fund                                            1,027,454      1,978,755       1,949,530






      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2004 and the dollar amount of the transactions involved.



                                          TOTAL AMOUNT OF
                                            TRANSACTIONS               TOTAL BROKERAGE
                                     WHERE COMMISSIONS PAID TO        COMMISSIONS PAID
                                       BROKERS THAT PROVIDED       TO BROKERS THAT PROVIDED
                                          RESEARCH SERVICES                RESEARCH
                                          -----------------                --------
Blue Chip Growth Fund

Capital Appreciation Fund

Common Stock Fund

Convertible Fund

Diversified Income Fund

Equity Index Fund

Global High Income Fund

                                          TOTAL AMOUNT OF
                                            TRANSACTIONS               TOTAL BROKERAGE
                                     WHERE COMMISSIONS PAID TO        COMMISSIONS PAID
                                       BROKERS THAT PROVIDED       TO BROKERS THAT PROVIDED
                                          RESEARCH SERVICES                RESEARCH
                                          -----------------                --------
High Yield Corporate Bond Fund

International Equity Fund

MAP Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

Total Return Fund

Value Fund






         As of October 31, 2004, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:






               FUNDS              BROKER-DEALER (TYPE OF SECURITY)            MARKET VALUE
               -----              --------------------------------            ------------
[ ]


      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Trust's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's NAV.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MSS. Whenever a transaction takes place in a Fund (other than the Money Market
Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

      MSS may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

   - dividend and capital gain changes (including moving dividends between account registrations);

   -  address changes;

   - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

   -  exchange requests between identical registrations; and

   -  redemptions less than $100,000 to the record address only.

      In addition, MSS may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.


BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

      For all Funds, other than the Money Market Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
SHAREHOLDER NAME _______________________________
SHAREHOLDER ACCOUNT NO. _____________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

      Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

      Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.


      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be determined according to the following table:

                            SALES CHARGE AS A PERCENTAGE OF:       SALES CHARGE AS A PERCENTAGE OF
                                                                           OFFERING PRICE:
                                                      NET                                 RETAINED
      AMOUNT OF             OFFERING                AMOUNT          RETAINED               BY THE
      PURCHASE               PRICE                 INVESTED         BY DEALER           DISTRIBUTOR
      --------               -----                 --------         ---------           -----------
Less than $50,000            5.50%                   5.82%            4.75%                 0.75%
$50,000 to $99,999           4.50%                   4.71%            4.00%                 0.50%
$100,000 to $249,999         3.50%                   3.63%            3.00%                 0.50%
$250,000 to $499,999         2.50%                   2.56%            2.00%                 0.50%
$500,000 to $999,999         2.00%                   2.04%            1.75%                 0.25%
$1,000,000 or more*          None                    None             See Below*            None


      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be determined according to the following table:


                          SALES CHARGE AS A PERCENTAGE OF:     SALES CHARGE AS A PERCENTAGE OF
                                                                       OFFERING PRICE:
                                                 NET                                RETAINED
        AMOUNT OF           OFFERING            AMOUNT           RETAINED            BY THE
         PURCHASE             PRICE            INVESTED         BY DEALER         DISTRIBUTOR
         --------             -----            --------         ---------         -----------
Less than $100,000             4.50%             4.71%             4.00%              0.50%
$100,000 to $249,999           3.50%             3.63%             3.00%              0.50%
$250,000 to $499,999           2.50%             2.56%             2.00%              0.50%
$500,000 to $999,999           2.00%             2.04%             1.75%              0.25%
$1,000,000 or more*            None              None              See Below*         None

      The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                           SALES CHARGE AS A PERCENTAGE OF:        SALES CHARGE AS A PERCENTAGE OF
                                                                            OFFERING PRICE:
                                                   NET                                   RETAINED
        AMOUNT OF          OFFERING               AMOUNT           RETAINED               BY THE
         PURCHASE            PRICE               INVESTED          BY DEALER           DISTRIBUTOR
         --------            -----               --------          ---------           -----------
Less than $100,000            3.00%                3.09%             2.75%                 0.25%
$100,000 to $249,999          2.50%                2.56%             2.25%                 0.25%
$250,000 to $499,999          2.00%                2.04%             1.75%                 0.25%
$500,000 to $999,999          1.50%                1.52%             1.25%                 0.25%
$1,000,000 or more*           None                 None             See Below*            None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.


      Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the Fund on October 31, 2004.



NAV per Class A Share
at October 31, 2004                         $

Per Share Sales Charge - 3.00% of

offering price (3.09% of NAV per share)             $


Class A Per Share Offering Price to the Public      $



      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on October 31, 2003. The offering price of shares of each of the other listed Funds can be calculated using the same method.



NAV per Class A Share at                     $
October 31, 2004

Per Share Sales Charge - 4.50% of
offering price (4.71% of NAV
per share)                                   $

Class A Per Share Offering Price to the      $
Public



      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2004. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.



NAV per Class A Share at
October 31, 2004                              $

Per Share Sales Charge - 5.50% of
offering price (5.82% of NAV
per share)                                    $

Class A Per Share Offering Price to the       $
Public


PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."


      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); employees (and immediate family members) of GAMCO, Markston, and Jennison; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge.


      In addition, the Trust will treat Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the

Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                            CONTINGENT DEFERRED SALES
 YEAR SINCE PURCHASE    CHARGE AS A PERCENTAGE OF AMOUNT
    PAYMENT MADE          REDEEMED SUBJECT TO THE CHARGE
--------------------    --------------------------------
First                                5.0%
Second                               4.0%
Third                                3.0%
Fourth                               2.0%
Fifth                                2.0%
Sixth                                1.0%
Thereafter                           None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

      Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS

      Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

      In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MSS to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION FEE


      The International Equity Fund and High Yield Corporate Bond Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of Class A, B, C, and I shares of those Funds made within 60 days of purchase. The redemption fee is received directly by the Fund and is implemented as a 2% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.


REDEMPTION BY CHECK

      The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

      MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

DISTRIBUTIONS IN KIND

      The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

      The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or
(4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

      Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. In addition, each class of shares of a Fund also may be exchanged for shares of an identical class of a series of Eclipse Funds or Eclipse Funds, Inc. that is registered for sale in the state of residence of the investor and that is available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time).

      In addition, an exchange privilege between Class A shares of a MainStay Fund and the MainStay Equity Index Fund is offered. Certain additional conditions may apply to exchanges between a MainStay Fund and the MainStay Equity Index Fund. No exchange privilege between Class B or Class C shares of the Funds and the MainStay Equity Index Fund is offered.

    INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

      Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

      Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if Class B or Class C shares of a Fund are exchanged into Class B or Class C shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into Class B or Class C shares, as applicable, of another MainStay Fund.

      In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

      It is the policy of the Trust to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

      For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Internal Revenue Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

      For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made of shares held by the shareholder for the longest period of time. For more information regarding the redemption procedures for the Equity Index Fund, see "Additional Information About Certain Funds -- The Equity Index Fund Guarantee."

      Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Coverdell Education Savings Account.

      TRADITIONAL IRAs. An individual may contribute as much as $3,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $3,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $6,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $3,500 and by a married couple is $7,000.

      Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

      An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2003 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($60,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $60,000 and $70,000; $40,000 for a single individual, with a phase-out for adjusted gross income between $40,000 and $50,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

      Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

      ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $3,000 ($6,000 for a married couple, $3,500 for individuals over age 50, and $7,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the
Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

      Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

      COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

      All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

  403(b)(7) TAX SHELTERED ACCOUNT

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

  GENERAL INFORMATION

      Shares of a Fund, except the Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

      The custodial agreements and forms provided by the Funds' custodians and transfer agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

CALCULATION OF PERFORMANCE QUOTATIONS

      From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

      A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended October 31, 2004 was %, % and %, respectively.



      B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended October 31, 2004 was %, % and %, respectively.



      The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been % and %, respectively, for Class A shares, -% and %, respectively, for Class B shares and % and %, respectively, for Class C shares for the seven-day period ended October 31, 2004.


      As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.


      From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. The performance information shown below for the period ended October 31, 2004 provides performance figures for both Class A, Class B and Class C shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.


      In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

      Quotations of each Fund's average annual total return will be calculated according to the following SEC formulas:

      AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

      P(1+T)(n) = ERV

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return.
      n = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-,5- and 10-year periods (or fractional portion).


The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:*



                                                                              AVERAGE
                                       YEAR      FIVE YEARS    TEN YEARS      ANNUAL
                                       ENDED        ENDED        ENDED         TOTAL      INCEPTION
               FUND                  10/31/04     10/31/04     10/31/04       RETURN(a)     DATE
---------------------------------    --------    ----------    ---------      ---------   ----------
Blue Chip Growth Fund                   %           %              -             %          6/1/98
Capital Appreciation Fund (a)           %           %              %             %          5/1/86
Common Stock Fund                       %           %              -             %          6/1/98
Convertible Fund (a)                    %           %              %             %          5/1/86
Diversified Income Fund                 %           %              -             %         2/28/97
Equity Index Fund                       %           %              %             %        12/20/90
Global High Income Fund                 %           %              -             %          6/1/98
Government Fund (a)                     %           %              %             %          5/1/86
High Yield Corporate Bond Fund (a)      %           %              %             %          5/1/86
International Equity Fund (a)           %           %              -             %         9/13/94
MAP Fund                                %           -              -             %          6/9/99
Mid Cap Growth Fund                     %           -              -             %          1/2/01
Mid Cap Value Fund                      %           %              -             %          6/1/98
Money Market Fund                       %           %              %             %          5/1/86
Small Cap Growth Fund                   %           %              -             %          6/1/98
Small Cap Value Fund                    %           %              -             %          6/1/98
Tax Free Bond Fund (a)                  %           %              %             %          5/1/86
Total Return Fund (a)                   %           %              %             %        12/29/87
Value Fund (a)                          %           %              %             %          5/1/86


*     Assumes the deduction of the maximum applicable initial sales charge.


(a) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.



      The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:*



                                                                            AVERAGE
                                   YEAR       FIVE YEARS    TEN YEARS       ANNUAL
                                   ENDED         ENDED        ENDED          TOTAL       INCEPTION
             FUND                10/31/04      10/31/04     10/31/04        RETURN(a)       DATE
 -----------------------------   --------     ----------    ---------       ---------    ---------
Blue Chip Growth Fund                %           %              -              %           6/1/98
Capital Appreciation Fund            %           %              %              %           5/1/86
Common Stock Fund                    %           %              -              %           6/1/98
Convertible Fund                     %           %              %              %           5/1/86
Diversified Income Fund              %           %              -              %          2/28/97
Global High Income Fund              %           %              -              %           6/1/98
Government Fund                      %           %              %              %           5/1/86
High Yield Corporate Bond Fund       %           %              %              %           5/1/86
International Equity Fund            %           %              -              %          9/13/94
MAP Fund                             %           -              -              %           6/9/99
Mid Cap Growth Fund                  %           -              -              %           1/2/01
Mid Cap Value Fund                   %           %              -              %           6/1/98
Money Market Fund                    %           %              -              %           5/1/86
Small Cap Growth Fund                %           %              -              %           6/1/98
Small Cap Value Fund                 %           %              -              %           6/1/98
Tax Free Bond Fund                   %           %              %              %           5/1/86
Total Return Fund                    %           %              %              %         12/29/87

                                                                 AVERAGE
                       YEAR       FIVE YEARS    TEN YEARS        ANNUAL
                       ENDED         ENDED        ENDED           TOTAL       INCEPTION
    FUND             10/31/04      10/31/04     10/31/04        RETURN(a)       DATE
 -----------------   --------     ----------    ---------       ---------     ---------
Value Fund               %            %             %               %           5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.





      The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:*



                                                                                AVERAGE
                                       YEAR        FIVE YEARS      TEN YEARS     ANNUAL
                                       ENDED          ENDED          ENDED        TOTAL      INCEPTION
             FUND                    10/31/04       10/31/04       10/31/04     RETURN(a)      DATE
------------------------------       --------      ----------      ---------    ---------    ---------
Blue Chip Growth Fund                   %              %              -            %           6/1/98
Capital Appreciation Fund               %              %              %            %           5/1/86
Common Stock Fund                       %              %              -            %           6/1/98
Convertible Fund                        %              %              %            %           5/1/86
Diversified Income Fund                 %              %              -            %          2/28/97
Global High Income Fund                 %              %              -            %           6/1/98
Government Fund                         %              %              %            %           5/1/86
High Yield Corporate Bond Fund          %              %              %            %           5/1/86
International Equity Fund               %              %              -            %          9/13/94
MAP Fund                                %              -              -            %           6/9/99
Mid Cap Growth Fund                     %              -              -            %           1/2/01
Mid Cap Value Fund                      %              %              -            %           6/1/98
Money Market Fund                       %              %              -            %           5/1/86
Small Cap Growth Fund                   %              %              -            %           6/1/98
Small Cap Value Fund                    %              %              -            %           6/1/98
Tax Free Bond Fund                      %              %              %            %           5/1/86
Total Return Fund                       %              %              %            %         12/29/87
Value Fund                              %              %              %            %           5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.





      The average annual total returns of the Class I Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                                                              AVERAGE
                                      YEAR       FIVE YEARS     TEN YEARS     ANNUAL
                                      ENDED         ENDED         ENDED        TOTAL     INCEPTION
             FUND                   10/31/04      10/31/04      10/31/04     RETURN(a)     DATE
             ----                   --------      --------      --------     ---------   ---------
Capital Appreciation Fund (a)            %           %             %            %          5/1/86
Diversified Income Fund (a)              %           %             -            %         2/28/97
Government Fund (a)                      %           %             %            %          5/1/86
High Yield Corporate Bond Fund(a)        %           %             %            %          5/1/86
International Equity Fund (a)            %           %             -            %         9/13/94
MAP Fund (b)                             %           -             -            %         1/21/71
Mid Cap Value Fund (a)                   %           %             -            %          6/1/98
Total Return Fund (a)                    %           %             %            %        12/29/87
Value Fund (a)                           %           %             %            %          5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns of the Class R1 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                                 FIVE                    AVERAGE
                                      YEAR       YEARS      TEN YEARS     ANNUAL
                                      ENDED      ENDED        ENDED        TOTAL    INCEPTION
               FUND                 10/31/04   10/31/04    10/31/04       RETURN      DATE
               ----                 --------   --------    --------       ------      ----
International Equity Fund (a)            %          %           %           %        9/13/94

MAP Fund (b)                                                                        1/21/71
Mid Cap Value Fund (a)                                                               6/1/98
Value Fund (a)                                                                       5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns of the Class R2 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                              FIVE                     AVERAGE
                                   YEAR       YEARS      TEN YEARS      ANNUAL
                                   ENDED      ENDED        ENDED         TOTAL    INCEPTION
          FUND                   10/31/04   10/31/04    10/31/04        RETURN       DATE
          ----                   --------   --------    --------        ------    ---------
International Equity Fund (a)                               %              %      1/01/2004
         MAP Fund (b)                                                               1/21/71
    Mid Cap Value Fund (a)                                                        1/01/2004
        Value Fund (a)                                                            1/01/2004



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



      The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable initial sales charge, were as follows:



                                                 FIVE                   AVERAGE
                                       YEAR      YEARS    TEN YEARS      ANNUAL
                                       ENDED     ENDED      ENDED         TOTAL      INCEPTION
               FUND                  10/31/04  10/31/04   10/31/04      RETURN(a)       DATE
----------------------------------   --------- --------   ---------     ---------    ---------
Blue Chip Growth Fund                   %         %          -             %           6/1/98
Capital Appreciation Fund (a)           %         %          %             %           5/1/86
Common Stock Fund                       %         %          -             %           6/1/98
Convertible Fund (a)                    %         %          %             %           5/1/86
Diversified Income Fund                 %         %          -             %          2/28/97
Equity Index Fund                       %         %          %             %         12/20/90
Global High Income Fund                 %         %          -             %           6/1/98
Government Fund (a)                     %         %          %             %           5/1/86
High Yield Corporate Bond Fund (a)      %         %          %             %           5/1/86
International Equity Fund (a)           %         %          -             %          9/13/94
MAP Fund                                %         -          -             %           6/9/99
Mid Cap Growth Fund                     %         -          -             %           1/2/01
Mid Cap Value Fund                      %         %          -             %           6/1/98
Small Cap Growth Fund                   %         %          -             %           6/1/98
Small Cap Value Fund                    %         %          -             %           6/1/98
Tax Free Bond Fund (a)                  %         %          -             %           5/1/86
Total Return Fund (a)                   %         %          %             %         12/29/87
Value Fund (a)                          %         -          -             %           5/1/86



(a) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.



      The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable contingent deferred sales charge, were as follows:



                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL     INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)     DATE
------------------------------    --------   -----------    ---------     ---------   ---------
Blue Chip Growth Fund                %           %             -             %          6/1/98
Capital Appreciation Fund            %           %             %             %          5/1/86
Common Stock Fund                    %           %             -             %          6/1/98

                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL       INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)       DATE
------------------------------    --------   -----------    ---------     ---------     ---------
Convertible Fund                     %           %             %             %          5/1/86
Diversified Income Fund              %           %             -             %         2/28/97
Global High Income Fund              %           %             -             %          6/1/98
Government Fund                      %           %             %             %          5/1/86
High Yield Corporate Bond Fund       %           %             %             %          5/1/86
International Equity Fund            %           %             -             %         9/13/94
MAP Fund                             %           -             -             %          6/9/99
Mid Cap Growth Fund                  %           -             -             %          1/2/01
Mid Cap Value Fund                   %           %             -             %          6/1/98
Small Cap Growth Fund                %           %             -             %          6/1/98
Small Cap Value Fund                 %           %             -             %          6/1/98
Tax Free Bond Fund                   %           %             -             %          5/1/86
Total Return Fund                    %           %             %             %        12/29/87
Value Fund                           %           %             %             %          5/1/86






      The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable contingent deferred sales charge, were as follows*:



                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL     INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)     DATE
------------------------------    --------   ----------     ---------     ---------   ---------
Blue Chip Growth Fund                %           %             -             %          6/1/98
Capital Appreciation Fund            %           %             %             %          5/1/86
Common Stock Fund                    %           %             -             %          6/1/98
Convertible Fund                     %           %             %             %          5/1/86
Diversified Income Fund              %           %             -             %         2/28/97
Global High Income Fund              %           %             -             %          6/1/98
Government Fund                      %           %             %             %          5/1/86
High Yield Corporate Bond Fund       %           %             %             %          5/1/86
International Equity Fund            %           %             -             %         9/13/94
MAP Fund                             %           -             -             %          6/9/99
Mid Cap Growth Fund                  %           -             -             %          1/2/01
Mid Cap Value Fund                   %           %             -             %          6/1/98
Small Cap Growth Fund                %           %             -             %          6/1/98
Small Cap Value Fund                 %           %             -             %          6/1/98
Tax Free Bond Fund                   %           %             -             %          5/1/86
Total Return Fund                    %           %             %             %        12/29/87
Value Fund                           %           -             -             %          5/1/86


* Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.




      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, that would equate the initial $1,000 investment according to the following formula:

      P(1+T)(n) = ATV(D)

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions).
      n = number of years.
      ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      The average annual total returns (after taxes on distributions) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, were as follows:*



                                                                             AVERAGE
                                       YEAR      FIVE YEARS    TEN YEARS      ANNUAL
                                       ENDED        ENDED        ENDED        TOTAL      INCEPTION
               FUND                  10/31/04     10/31/04     10/31/04      RETURN(a)     DATE
 --------------------------------    ---------   ----------    ---------    ---------   ----------
Blue Chip Growth Fund                   %           %              -             %          6/1/98
Capital Appreciation Fund (a)           %           %              %             %          5/1/86
Common Stock Fund                       %           %              -             %          6/1/98
Convertible Fund (a)                    %           %              %             %          5/1/86
Diversified Income Fund                 %           %              -             %         2/28/97
Equity Index Fund                       %           %              %             %        12/20/90
Global High Income Fund                 %           %              -             %          6/1/98
Government Fund (a)                     %           %              %             %          5/1/86
High Yield Corporate Bond Fund (a)      %           %              %             %          5/1/86
International Equity Fund (a)           %           %              -             %         9/13/94
MAP Fund                                %           -              -             %          6/9/99
Mid Cap Growth Fund                     %           -              -             %          1/2/01
Mid Cap Value Fund                      %           %              -             %          6/1/98
Small Cap Growth Fund                   %           %              -             %          6/1/98
Small Cap Value Fund                    %           %              -             %          6/1/98
Tax Free Bond Fund (a)                  %           %              %             %          5/1/86
Total Return Fund (a)                   %           %              %             %        12/29/87
Value Fund (a)                          %           %              %             %          5/1/86


*     Assumes the deduction of the maximum applicable initial sales charge.


(a) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.



      The average annual total returns (after taxes on distributions) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows:*



                                                                          AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL      INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)       DATE
------------------------------    --------   ----------     ---------     ---------   ----------
Blue Chip Growth Fund                %           %             -             %          6/1/98
Capital Appreciation Fund            %           %             %             %          5/1/86
Common Stock Fund                    %           %             -             %          6/1/98
Convertible Fund                     %           %             %             %          5/1/86
Diversified Income Fund              %           %             -             %         2/28/97
Global High Income Fund              %           %             -             %          6/1/98
Government Fund                      %           %             %             %          5/1/86
High Yield Corporate Bond Fund       %           %             %             %          5/1/86
International Equity Fund            %           %             -             %         9/13/94
MAP Fund                             %           -             -             %          6/9/99
Mid Cap Growth Fund                  %           -             -             %          1/2/01
Mid Cap Value Fund                   %           %             -             %          6/1/98
Small Cap Growth Fund                %           %             -             %          6/1/98
Small Cap Value Fund                 %           %             -             %          6/1/98
Tax Free Bond Fund                   %           %             %             %          5/1/86
Total Return Fund                    %           %             %             %        12/29/87
Value Fund                           %           %             %             %          5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.





      The average annual total returns (after taxes on distribution) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows:*



                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL     INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)      DATE
------------------------------    --------   ----------     ---------    ---------    -----------
Blue Chip Growth Fund                %           %             -             %          6/1/98
Capital Appreciation Fund            %           %             %             %          5/1/86
Common Stock Fund                    %           %             -             %          6/1/98
Convertible Fund                     %           %             %             %          5/1/86
Diversified Income Fund              %           %             -             %         2/28/97
Global High Income Fund              %           %             -             %          6/1/98

                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL    INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)     DATE
------------------------------    --------   ----------     ---------    ---------   ---------
Government Fund                      %           %             %               %        5/1/86
High Yield Corporate Bond Fund       %           %             %               %        5/1/86
International Equity Fund            %           %             -               %       9/13/94
MAP Fund                             %           -             -               %        6/9/99
Mid Cap Growth Fund                  %           -             -               %        1/2/01
Mid Cap Value Fund                   %           %             -               %        6/1/98
Small Cap Growth Fund                %           %             -               %        6/1/98
Small Cap Value Fund                 %           %             -               %        6/1/98
Tax Free Bond Fund                   %           %             %               %        5/1/86
Total Return Fund                    %           %             %           7.42%      12/29/87
Value Fund                           %           %             %               %        5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.





      The average annual total returns (after taxes on distribution) of the Class I shares of the Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004, were as follows:



                                                                         AVERAGE
                                   YEAR      FIVE YEARS     TEN YEARS    ANNUAL
                                   ENDED        ENDED         ENDED       TOTAL      INCEPTION
             FUND                10/31/04     10/31/04      10/31/04     RETURN(a)      DATE
------------------------------   --------    ----------     ---------    ---------   ----------
Capital Appreciation Fund (a)       %            %             %            %           5/1/86
Diversified Income Fund (a)         %            %             -            %          2/28/97
Government Fund (a)                 %            %             %            %           5/1/86
High Yield Corporate Bond Fund(a)   %            %             %            %           5/1/86
International Equity Fund (a)       %            %             -            %          9/13/94
MAP Fund (b)                        %            -             -            %          1/21/71
Mid Cap Value Fund (a)              %            %             -            %           6/1/98
Total Return Fund (a)               %            %             %            %         12/29/87
Value Fund (a)                      %            %             %            %           5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns (after taxes on distribution) of the Class R1 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                                 FIVE                      AVERAGE
                                      YEAR       YEARS      TEN YEARS       ANNUAL
                                      ENDED      ENDED        ENDED          TOTAL    INCEPTION
               FUND                  10/31/04   10/31/04    10/31/04        RETURN       DATE
               ----                  --------   --------    --------       ------     ---------
International Equity Fund (a)            %          %           %             %        9/13/94
MAP Fund (b)                                                                           1/21/71
Mid Cap Value Fund (a)                                                                  6/1/98
Value Fund (a)                                                                          5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns (after taxes on distribution) of the Class R2 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:

                                                FIVE                  AVERAGE
                                   YEAR         YEARS    TEN YEARS     ANNUAL
                                   ENDED        ENDED      ENDED       TOTAL      INCEPTION
            FUND                 10/31/04     10/31/04   10/31/04      RETURN       DATE
            ----                 ---------    --------   --------      ------       ----
International Equity Fund (a)                                %            %       1/01/2004
         MAP Fund (b)                                                               1/21/71
    Mid Cap Value Fund (a)                                                        1/01/2004
        Value Fund (a)                                                            1/01/2004



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.


      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, that would equate the initial $1,000 investment according to the following formula:

      P(1 + T)(n) = ATV(DR)

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions and redemption).
      n = number of years.
      ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


      The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2004, were as follows:*



                                                                               AVERAGE
                                       YEAR      FIVE YEARS    TEN YEARS       ANNUAL
                                       ENDED        ENDED        ENDED          TOTAL     INCEPTION
               FUND                  10/31/03     10/31/03     10/31/03        RETURN(a)     DATE
---------------------------------    --------    ----------    ---------      ---------   ----------
Blue Chip Growth Fund                   %           %              -               %         6/1/98
Capital Appreciation Fund (b)           %           %              %               %         5/1/86
Common Stock Fund                       %           %              -               %         6/1/98
Convertible Fund (b)                    %           %              %               %         5/1/86
Diversified Income Fund                 %           %              -               %        2/28/97
Equity Index Fund                       %           %              %               %       12/20/90
Global High Income Fund                 %           %              -               %         6/1/98
Government Fund (b)                     %           %              %               %         5/1/86
High Yield Corporate Bond Fund (b)      %           %              %               %         5/1/86

International Equity Fund (b)           %           %              -               %        9/13/94
MAP Fund                                %           -              -               %         6/9/99
Mid Cap Growth Fund                     %           -              -               %         1/2/01
Mid Cap Value Fund                      %           %              -           6.92%         6/1/98

Small Cap Growth Fund                   %           %              -               %         6/1/98
Small Cap Value Fund                    %           %              -           6.46%         6/1/98

Tax Free Bond Fund (b)                  %           %              %               %         5/1/86
Total Return Fund (b)                   %           %              %               %       12/29/87
U.S. Large Cap Value Fund               %           -              -               %         1/2/02
Value Fund (b)                          %           %              %               %         5/1/86

*     Assumes the deduction of the maximum applicable initial sales charge.

(a)   From inception to October 31, 2003.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


         The average annual total returns (after taxes on distributions and redemption) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows:*



                                                                           AVERAGE
                                    YEAR     FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED       ENDED         ENDED         TOTAL      INCEPTION
             FUND                 10/31/04    10/31/04      10/31/04      RETURN(a)      DATE
------------------------------    --------   ----------     ---------     ---------    --------
Blue Chip Growth Fund                %           %             -             %           6/1/98
Capital Appreciation Fund            %           %             %             %           5/1/86
Common Stock Fund                    %           %             -             %           6/1/98
Convertible Fund                     %           %             %             %           5/1/86
Diversified Income Fund              %           %             -             %          2/28/97
Global High Income Fund              %           %             -             %           6/1/98
Government Fund                      %           %             %             %           5/1/86
High Yield Corporate Bond Fund       %           %             %             %           5/1/86

International Equity Fund            %           %             -             %          9/13/94
MAP Fund                             %           -             -             %           6/9/99
Mid Cap Growth Fund                  %           -             -             %           1/2/01
Mid Cap Value Fund                   %           %             -             %           6/1/98

Small Cap Growth Fund                %           %             -             %           6/1/98
Small Cap Value Fund                 %           %             -             %           6/1/98

Tax Free Bond Fund                   %           %             %             %           5/1/86
Total Return Fund                    %           %             %             %         12/29/87

Value Fund                           %           %             %             %           5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

(a)   From inception to October 31, 2003.


         The average annual total returns (after taxes on distributions and redemption) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows:*



                                                                           AVERAGE
                                     YEAR    FIVE YEARS     TEN YEARS      ANNUAL
                                    ENDED      ENDED          ENDED         TOTAL      INCEPTION
             FUND                  10/31/0    10/31/03       10/31/0      RETURN(a)       DATE
------------------------------     -------   ----------     ---------     ---------    ---------
Blue Chip Growth Fund                %           %             -             %          6/1/98
Capital Appreciation Fund            %           %             %             %          5/1/86
Common Stock Fund                    %           %             -             %          6/1/98
Convertible Fund                     %           %             %             %          5/1/86
Diversified Income Fund              %           %             -             %         2/28/97
Global High Income Fund              %           %             -             %          6/1/98
Government Fund                      %           %             %             %          5/1/86
High Yield Corporate Bond Fund       %           %             %             %          5/1/86

International Equity Fund            %           %             -             %         9/13/94
MAP Fund                             %           -             -             %          6/9/99
Mid Cap Growth Fund                  %           -             -             %          1/2/01
Mid Cap Value Fund                   %           %             -             %          6/1/98

Small Cap Growth Fund                %           %             -             %          6/1/98
Small Cap Value Fund                 %          7%             -             %          6/1/98

Tax Free Bond Fund                   %           %             %             %          5/1/86
Total Return Fund                    %           %             %             %        12/29/87

Value Fund                           %           %             %             %          5/1/86


* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)   From inception to October 31, 2004.

            The average annual total returns (after taxes on distribution and redemption) of the Class I shares of the Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004, were as follows:



                                                                           AVERAGE
                                    YEAR      FIVE YEARS    TEN YEARS      ANNUAL
                                   ENDED        ENDED         ENDED         TOTAL      INCEPTION
              FUND                10/31/04     10/31/04     10/31/04      RETURN(a)      DATE
 -----------------------------    --------    ----------    ---------     ---------    ---------
Capital Appreciation Fund (a)        %            %             %            %           5/1/86
Diversified Income Fund (a)          %            %             -            %          2/28/97
Government Fund (a)                  %            %             %            %           5/1/86
High Yield Corporate Bond Fund (a)   %            %             %            %           5/1/86
International Equity Fund (a)        %            %             -            %          9/13/94
MAP Fund (b)                         %            -             -            %          1/21/71
Mid Cap Value Fund (a)               %            %             -            %           6/1/98
Total Return Fund (a)                %            %             %            %         12/29/87
Value Fund (a)                       %            %             %            %           5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns (after taxes on distribution and redemption) of the Class R1 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                                FIVE                      AVERAGE
                                    YEAR       YEARS        TEN YEARS     ANNUAL
                                   ENDED       ENDED          ENDED        TOTAL      INCEPTION
          FUND                    10/31/04    10/31/04      10/31/04      RETURN         DATE
-----------------------------     --------    --------      ---------     ------      ---------
International Equity Fund (a)        %        %                %             %         9/13/94
MAP Fund (b)                                                                           1/21/71
Mid Cap Value Fund (a)                                                                  6/1/98
Value Fund (a)                                                                          5/1/86



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.



(b) Includes the historical performance of the Funds' Class I shares through December 31, 2004. The historical performance of the Fund's Class I shares includes the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from inception through April 30, 1995.



The average annual total returns (after taxes on distribution and redemption) of the Class R2 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows:



                                                FIVE                      AVERAGE
                                    YEAR       YEARS        TEN YEARS     ANNUAL
                                   ENDED       ENDED          ENDED        TOTAL      INCEPTION
        FUND                      10/31/04    10/31/04      10/31/04      RETURN        DATE
-----------------------------     --------    --------      ---------     ------      ---------
International Equity Fund (a)                                       %           %     1/01/2004
MAP Fund (b)                                                                            1/21/71
Mid Cap Value Fund (a)                                                                1/01/2004
Value Fund (a)                                                                        1/01/2004



(a) Includes the historical performance of the Funds' Class B shares for the period from inception through December 31, 2004. Performance data for the two classes after this date vary based on differences in their expense structures.


         The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

      Yield = 2[((a-b)/cd + 1)(6) -1]

      Where:
      a = interest earned during the period.
      b = expenses accrued for the period (net of reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

         This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.


         For the 30-day period ended October 31, 2004, the yield of each of the following Funds was:



                                                   30-DAY PERIOD ENDED
                                                   OCTOBER 31, 2004

             FUND                      CLASS A          CLASS B         CLASS C
------------------------------         -------          -------         --------
Diversified Income Fund                   %                %               %
Global High Income Fund                   %                %               %
Government Fund                           %                %               %
High Yield Corporate Bond Fund            %                %               %
                                          %                %               %
Tax Free Bond Fund                        %                %               %


      The Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

      The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                          TO EQUAL A 5.50% TAX FREE RETURN,
IF YOUR FEDERAL            A TAXABLE INVESTMENT WOULD HAVE
 MARGINAL TAX             TO EARN WITHOUT FEE REDUCTION OR
   RATE IS:                         EXPENSE LIMIT
---------------           ---------------------------------
    15.00%                              6.47%
    28.00%                              7.64%
    31.00%                              7.97%
    36.00%                              8.59%
    38.60%                              8.96%

* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

+ This table is for illustrative purposes only; investors should consult their tax advisors with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

      A Fund may also include its current dividend rate in its Prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

      Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND

      The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

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      Although a significant portion of the distributions by the Tax Free Bond
Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

      In addition, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

      Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

      Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

            Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

            Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

DISPOSITIONS OF FUND SHARES

      Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition.

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A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

            Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

            If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

DISCOUNT

            Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

            In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

      Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

      Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses

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

are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

      Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

      Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.


      The Diversified Income Fund and International Equity Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.


PASSIVE FOREIGN INVESTMENT COMPANIES

      Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its

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share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

      A regulated investment company is required under the Internal Revenue Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

TAX REPORTING REQUIREMENTS

      All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of a Fund distribution and/or gains from redemptions in his or her own state and locality (or foreign country).

      Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

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      Under the backup withholding provisions of Section 3406 of the Internal
Revenue Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

      If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES


      Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.



      The International Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of either of these Funds may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code. Also, under Section 63 of the Internal Revenue Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.


STATE AND LOCAL TAXES - GENERAL

      The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

      Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

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ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

      The Fund believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Equity Index Fund.

      Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

      Shareholders may have to allocate the amount paid for their Fund shares between the guarantee and the shares in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares.

      It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                               GENERAL INFORMATION

      The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 28% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income (including distributions of net investment income and net short-term capital gains) to him or her.

ORGANIZATION AND CAPITALIZATION


      The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund commenced operations on February 28 and October 22, 1997, respectively. The Strategic Income Fund was renamed the Diversified Income Fund effective January 1, 2004. The Blue Chip Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The organizational expenses of each Fund (except the MAP Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.


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VOTING RIGHTS

      Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS


      As of February __, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of February __, 2004, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund. The table also sets forth information concerning beneficial and record ownership, as of February __, 2004 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.





                                                                PERCENTAGE OF
                                                                     CLASS           OUTSTANDING
FUND NAME                   SHAREHOLDER NAME AND ADDRESS        OUTSTANDING (%)      SHARES OWNED
---------                   ----------------------------        ---------------      ------------
   [ ]


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      [ ], [address], has been selected as the independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of [ ], independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

      NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS


      The Bank of New York ("BONY") serves as custodian for the Blue Chip Growth Fund, Common Stock Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, and Small Cap Value Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 100 Church Street, New York, New York 10286.


      State Street Bank and Trust Company ("State Street") serves as custodian for the other MainStay Funds, including the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. State Street has its principal office at 225 Franklin Street, Boston, Massachusetts.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

      Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B


                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2004__


                           [to be filed by amendment]

                                   APPENDIX C

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

      As discussed under "Proxy Voting Policies and Procedures," where the Manager has engaged the services of a Subadvisor to manage a portfolio of the Funds on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Subadvisor. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Adviser on behalf of the Subadvisor.

BLUE CHIP GROWTH FUND.

      The Manager has delegated proxy voting authority to the Blue Chip Growth Fund's Subadvisor, GAMCO. A summary of GAMCO's proxy voting policies and procedures is provided below.

      GAMCO

      It is GAMCO'S policy to vote neither for nor against management, but in the best interests of shareholders. To this effect, GAMCO has published a "Magna Carta of Shareholders Rights" which it incorporated into its proxy voting policies and procedures.

      Normally, GAMCO exercises proxy voting discretion on particular types of proposals in accordance with guidelines provided in its proxy voting policies and procedures. For example, these guidelines address the following matters, among others:

   - Election of Directors. GAMCO does not consider the election of directors to be a routine matter and evaluates each slate on a case-by-case basis.

   - Selection of Auditors. GAMCO generally supports the company's recommendations for auditors.

   - Classification of Boards. GAMCO will not generally support attempts to classify a board but will allow classified boards to remain in place.

   -  Cumulative Voting. GAMCO generally supports cumulative voting.

   -  Anti-Greenmail Proposals. GAMCO does not support greenmail.

   - Restructurings. GAMCO considers restructurings, mergers, etc. on a case-by-case basis.

   - Stock Option Plans. GAMCO evaluates each stock option plan on its own merits.

   - Supermajority Vote Proposals. GAMCO generally opposes supermajority voting requirements.

      A Proxy Committee comprised of senior representatives of GAMCO has the responsibility for the content, interpretation and application of these guidelines. In general, the Director of Proxy Voting Services, using the guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's board of directors and not contrary to the guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the guidelines; or (3) the vote is contrary to the issuer's board of directors but is consistent with the guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

      All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or GAMCO's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between GAMCO and the Fund, the Chairman of the Committee will initially determine what vote to recommend that GAMCO should cast in the matter and the matter will go before the Committee.

      Each matter submitted to the Committee will be determined by the vote a majority of its members present at the meeting and the proxies will be voted accordingly.


CAPITAL APPRECIATION, CONVERTIBLE, DIVERSIFIED INCOME, GLOBAL HIGH INCOME, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, MONEY MARKET, SMALL CAP GROWTH, SMALL CAP VALUE FUND, TAX FREE BOND, TOTAL RETURN AND VALUE FUNDS.


      The Manager has delegated proxy voting authority to the Funds' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

      MacKay Shields


MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Investor Responsibility Research Center ("IRRC") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard, or in the case of a Taft-Hartley client, in accordance with Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to IRRC. MacKay Shields then informs IRRC that the client has appointed MacKay Shields as its agent and IRRC as to which guidelines to follow.



            Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and IRRC will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.


            The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.


      - Board of Directors. MacKay Shields will generally vote for director nominees in an uncontested election. MacKay Shields generally supports proposals to repeal classified boards. MacKay Shields also supports proposals seeking to increase board independence. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.



      - Antitakeover Defenses and Voting Related Issues. MacKay Shields generally supports advance notice proposals. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.



      - Capital Structure. MacKay Shields generally votes for proposals to increase the number of shares of common stock authorized for issuance. MacKay Shields will vote against the authorization of preferred stock if the board has unlimited rights to set the terms and conditions of the shares. MacKay Shields will vote for the issuance or exercise of stock warrants.



      - Executive and Director Compensation. Generally, MacKay Shields will vote against proposals which set absolute levels on compensation or dictate the amount or form of compensation.


MAP FUND

      The Manager has delegated proxy voting authority to the MAP Fund's Subadvisors, Jennison and Markston. Summaries of their proxy voting policies and procedures are provided below.

      Markston

      Markston votes proxies on a company by company basis. Markston's overarching objective in voting proxies is to support proposals and director nominees that maximize the value the Fund's investments over the long term. Although Markston gives substantial weight to the recommendations of the issuer's board of directors, in all instances, the final decision rests with the portfolio manager under supervision of the chief compliance officer to vote the proxies.

      Markston always endeavors to place the Fund's interest ahead of Markston's interest. Generally, Markston will always vote proxies with respect to an issue in accordance with its guidelines. If a potential conflict still exists, Markston will seek outside opinions to ensure the quality and impartiality of its votes.

      Markston's approach with respect to proxies involving election of directors is to encourage independence and competence at the board level. Markston will not support director nominees who may have excessive commitments or have proven lax in their oversight. Markston will also often support proposals to declassify existing boards and is not sympathetic to the establishment of classified boards.

      Markston generally supports management recommendations regarding the auditor. Markston evaluates votes involving compensation plans on a case by case basis. Markston also believes that the exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited.

      Jennison


      Jennison's policy is to ensure that all proxies are voted in the best interests of its clients without regard to Jennison's interests or the interests of the related parties. Jennison's primary goal in voting proxies is to achieve long-term maximum economic benefit for its clients. Secondary consideration may be given to the public and social value of each issue. Proxy votes are cast with the intention of maximizing economic value, thereby protecting and enhancing the value of client assets under management.



      However, for some of its international holdings, the cost of voting proxies may be prohibitive. For example, in countries requiring "share blocking" in order to vote proxies, Jennison will not typically vote. Jennison may also choose not to vote proxies if the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant.



      Jennison has adopted proxy voting guidelines with respect to certain recurring issues. Jennison typically supports management recommendations on routine matters such as uncontested elections. Non-routine matters are reviewed on a case by case basis. Although Jenison believes that management should not be placed in a position of allocating a disproportionate amount of time to resisting takeovers, Jennison believes that it is important that shareholders have the freedom to take advantage of attractive takeover offers and typically opposes proposals where shareholders are effectively precluded from accepting offers which might be deemed attractive such as proposals which normally have Restrictive Fair Price, Staggered Board and excessive Super Majority vote provisions.



      Jennison has contracted with Investor Responsibility Research Center ("IRRC"), a third-party proxy research and voting service, to research proxies and provide a recommendation if Jennison so requests and to provide assistance in voting proxies. IRRC will cast votes in accordance with Jennison's guidelines, unless otherwise instruction by a Jennison Investment Professional.



      Jennison's Investment Professionals have the ultimate responsibility to accept or reject proxy voting recommendations. If an Investment Professional chooses to override a recommendation or refrain from voting he/she shall memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts.


      In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management. This committee also has a role in identifying material conflicts that may affect Jennison due to its affiliation with Prudential.

Jennison's Chief Compliance officer will be responsible for administration of its policy. The Compliance Department will monitor compliance with the policy.

                            PART C. OTHER INFORMATION


ITEM 22. EXHIBITS


a.    (1)   Fifth Amended and Restated Establishment and Designation of Series
            of Shares of Beneficial Interest, Par Value $.01 Per Share dated
            October 26, 1992 - Previously filed as Exhibit 1(b) to
            Post-Effective Amendment No. 16*

      (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
            Exhibit 1(b) to Post-Effective Amendment No. 11*

      (3) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

      (4) Form of Declaration of Trust as Amended and Restated December 31, 1994 - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53*

      (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

      (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

      (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
            Exhibit 1(h) to Post--Effective Amendment No. 38*

      (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share - Previously filed as
            Exhibit 1(i) to Post-Effective Amendment No. 47*

      (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

      (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

      (11) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*

      (12) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund - Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58*

      (13) Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65*

      (14) Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65*

      (15) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share - Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65*

b.    Amended and Restated By-Laws dated December 31, 1994 - Previously filed as
      Exhibit 2(b) to Post-Effective Amendment No. 32*

c. See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 23(a)(1)-(12)) and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 23(b))


d.    (1)   Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC - Previously filed as
            Exhibit (d)(1) to the Post-Effective Amendment No. 69


      (2)   (a)   Amended and Restated Sub-Advisory Agreement between New York
                  Life Investment Management LLC and MacKay Shields LLC -
                  Previously filed as Exhibit (d)(2)(a) to Post-Effective
                  Amendment No. 62*

            (b) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of Strategic Value Fund, and MacKay Shields LLC -Previously filed as Exhibit
                  (d)(2)(b) to Post-Effective Amendment No. 62*

            (c) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Gabelli Asset Management Company -- Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 62*

            (d) Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC -- Previously filed as Exhibit (d)(2)(e) to Post-Effective Amendment No. 62*

            (e) Sub-Advisory Agreement between New York Life Investment Management LLC and Jennison Associates LLC -- Previously filed as Exhibit (d)(2)(f) to Post-Effective Amendment No. 62*

            (f) Sub-Advisory Agreement between New York Life Investment Management LLC and Fund Asset Management, L.P., d/b/a/ Mercury Advisors -- Previously filed as Exhibit (d)(2)(g) to Post-Effective Amendment No. 62*

            (h) Form of Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. on behalf of the Large Cap Growth Fund - Previously filed as Exhibit (d)(2)(h) to the Post-Effective Amendment No. 69


e.    (1)   Amended and Restated Master Distribution Agreement between the
            MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as
            Exhibit (e)(1) to Post-Effective Amendment No. 62*

      (2) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53*

f.    Inapplicable

g. Special Custody Agreement with State Street Bank -- Previously filed as Exhibit g to Post- Effective Amendment No. 53*

      (1) Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(1) to Post-Effective Amendment No. 53*

            (i) Amendment to Custodian Contract dated 6/23/98 -- Previously filed as Exhibit g(1)(i) to Post-Effective Amendment No. 53*

            (ii) Amendment to Custodian Contract dated 1/27/97 -- Previously filed as Exhibit g(1)(ii) to Post-Effective Amendment No. 53*

            (iii) Amendment to Custodian Contract dated 5/12/89 -- Previously filed as Exhibit g(1)(iii) to Post-Effective Amendment No. 53*

            (iv) Amendment to Custodian Contract dated 6/30/88 -- Previously filed as Exhibit g(1)(iv) to Post-Effective Amendment No. 53*

            (v) Amendment to Custodian Contract dated 4/27/92 -- Previously filed as Exhibit g(1)(v) to Post-Effective Amendment No. 53*

            (vi) Amendment to Custodian Contract dated 10/25/88 -- Previously filed as Exhibit g(1)(vi) to Post-Effective Amendment No. 53*

      (2) Fee schedule for Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(2) to Post-Effective Amendment No. 53*

            (i) Amendment to Custodian Contract dated July 2, 2001 -- Previously filed as Exhibit g(2)(i) to Post-Effective Amendment No. 58*

      (3)   Custodian Contract with The Bank of New York -- Previously filed as
            Exhibit 8(a) to Post-Effective Amendment No. 7*

h.    (1)   (a)   Amended and Restated Transfer Agency and Service Agreement --
                  Previously filed as Exhibit (h)(1)(a) to Post-Effective
                  Amendment No. 62*

            (b) Form of Sub-Transfer Agency Agreement -- Previously filed as Exhibit h(l)(d) to Post-Effective Amendment No. 51*

                  (i) Amended and Restated Schedule A to the Sub-Transfer Agency Agreement -- Previously filed as Exhibit h(1)(b)(i) to Post-Effective Amendment No. 54*

      (2) Form of Guaranty Agreement - Equity Index Fund -- Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*

      (3) Amended and Restated Fund Accounting Agreement with New York Life Investment Management LLC - Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 62*

      (4) Shareholder Services Plan (Class R1 shares) -- Previously filed as Exhibit h(5) to Post-Effective Amendment No. 65*

      (5) Shareholder Services Plan (Class R2 shares) -- Previously filed as Exhibit h(6) to Post-Effective Amendment No. 65*

i.    (1)   Opinion and consent of counsel as to the original series --
            Previously filed as Exhibit 10 to Post-Effective Amendment No. 45*

      (2) Opinion and consent of counsel as to the MainStay Mid Cap Growth Fund and the MainStay Select 20 Equity Fund -- Previously filed as
            Exhibit i to Post-Effective Amendment No. 55*

      (3)   Opinion and consent of counsel - to be filed by amendment

j.    (1)   Consent of Independent Accountants - to be filed by amendment

k.    Not applicable.

l.    Not applicable.

m.    (1)   Amended and Restated Plan of Distribution pursuant to Rule 12b-1
            (Class A shares) -- Previously filed as Exhibit (m)(1) to
            Post-Effective Amendment No. 62*

      (2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62*

      (3) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 62*

      (4) Form of Plan of Distribution pursuant to Rule 12(b)-1 (Class R2 shares) -- Previously filed as Exhibit m(4) to Post-Effective Amendment No. 65*

n. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -- Previously filed as Exhibit n to Post-Effective Amendment No. 65*

o.    Not Applicable

p.    (1)   The MainStay Funds -- Previously filed as Exhibit p(1) to
            Post-Effective Amendment No. 62*

      (2) MacKay Shields LLC -- Previously filed as Exhibit o(2) to Post-Effective Amendment No. 54*

      (3) Gabelli Asset Management Company -- Previously filed as Exhibit o(7) to Post-Effective Amendment No. 54*

      (4) Markston International LLC -- Previously filed as Exhibit o(9) to Post-Effective Amendment No. 54*

      (5) New York Life Investment Management Holdings LLC -- Previously filed as Exhibit (p)(3) to Eclipse Funds Inc. (33-36962) Post-Effective Amendment No. 35 filed on February 27, 2003*

      (6) McMorgan & Company LLC -- Previously filed as Exhibit (p)(9) to Post-Effective Amendment No. 58*

      (7) Jennison Associates L.P. -- Previously filed as Exhibit (p)(10) to Post-Effective Amendment No. 60*

      (8) Fund Asset Management, L.P., d/b/a/ Mercury Advisors -- Previously filed as Exhibit (p)(11) to Post-Effective Amendment No. 60*

      (9)   Winslow Capital Management, Inc. - to be filed by amendment

----------
*     Incorporated herein by reference.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

            MainStay VP Series Fund, Inc.(2) (Maryland)
            Eclipse Funds(2) (Massachusetts)
            Eclipse Funds Inc.(2) (Maryland)
            McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
            MacKay Shields LLC (Delaware)
                          MacKay Shields General Partner (L/S) LLC (Delaware)
            Madison Capital Funding LLC (Delaware)
            McMorgan & Company LLC (Delaware)
            NYLCAP Manager LLC (Delaware)
                          New York Life Capital Partners, L.L.C. (Delaware) New York Life Capital Partners II, L.L.C. (Delaware) NYLIM Mezzanine GenPar GP, LLC (Delaware)
            NYLIM Service Company LLC (Delaware)
            New York Life Investment Management LLC (Delaware)
                          NYLIM GP, LLC (Delaware)
                          New York Life Investment Management (U.K.) Limited
                                  (United Kingdom)
            NYLIFE Distributors LLC (Delaware)
            NYLIM Real Estate Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)
New York Life International, Inc. (Delaware)

            New York Life Insurance Taiwan Corporation (Taiwan)
New York Life International, LLC (Delaware) (3)
            HSBC Salud (Argentina) S.A. (4) (40%) (Argentina)
            HSBC New York Life Seguros de Vida (Argentina) S.A.(4) (40%) HSBC New York Life Seguros de Retiro (Argentina) S.A.(4) (40%) Maxima S.A. AFJP(4) (40%) (Argentina)
            New York Life Insurance Limited (South Korea)
            New York Life Insurance Worldwide Limited (Bermuda)
            New York Life International Holdings Limited (Mauritius)
                          Max New York Life Insurance Company Limited(5) (26%) (India)
            New York Life International India Fund (Mauritius) LLC (90%)
                          (Mauritius)

            New York Life Insurance (Philippines), Inc. (75%) (Philippines)
            New York Life Worldwide Capital, Inc. (Delaware)
                          Fianzas Monterrey, S.A. (99.95%) (Mexico)
                          Operada FMA, S.A. de C.V. (99%) (Mexico)
            NYL International Reinsurance Company Ltd. (Bermuda)
            New York Life Securities Investment Consulting Co., Ltd. (Taiwan) NYLIFE Thailand, Inc. (Delaware)
                          Siam Commercial New York Life Insurance Public Company Limited (45.29%) (Thailand) (23.73% owned by New York Life International, LLC)
            NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius) Seguros Monterrey New York Life, S.A. de C.V.(99.995%) (Mexico)
                          Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)
NYLIFE LLC (Delaware)
            Avanti Corporate Health Systems, Inc. (Delaware)
                          Avanti of the District, Inc. (Maryland)
            Eagle Strategies Corp. (Arizona)
            Express Scripts, Inc.(6)  (15.28%) (Delaware)
            New York Life Capital Corporation (Delaware)
            New York Life International Investment Asia Ltd. (Mauritius)
            New York Life International Investment Inc. (Delaware)

                          Monetary Research Limited (Bermuda)
                          NYL Management Limited (United Kingdom)
            New York Life Trust Company (New York)
            New York Life Trust Company, FSB (United States)
            NYLCare NC Holdings, Inc. (Delaware)
            NYL Executive Benefits LLC (Delaware)
            NYLIFE Structured Asset Management Company Ltd. (Texas)
            NYLIFE Securities Inc. (New York)
            NYLINK Insurance Agency Incorporated (Delaware)
                          NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
                          NYLINK Insurance Agency of Hawaii,
                          Incorporated (Hawaii)
                          NYLINK Insurance Agency of
                          Massachusetts, Incorporated (Massachusetts)
                          NYLINK Insurance Agency of Montana, Incorporated (Montana)
                          NYLINK Insurance Agency of Nevada, Incorporated
                          (Nevada)
                          NYLINK Insurance Agency of New Mexico,
                          Incorporated (New Mexico)
                          NYLINK Insurance Agency of
                          Washington, Incorporated (Washington)
                          NYLINK Insurance
                          Agency of Wyoming, Incorporated (Wyoming)

            NYLUK I Company (United Kingdom)
                          NYLUK II Company (United Kingdom)

                          Gresham Mortgage (United Kingdom)
                          W Construction Company (United Kingdom)
                          WUT (United Kingdom)
                          WIM (AIM) (United Kingdom)
                          WIM (United Kingdom)
            WellPath of Arizona Reinsurance Company (Arizona)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of November 30, 2004.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) Beneficial ownership in the entities listed as being owned by New York Life International, LLC ("LLC") has been transferred by New York Life International, Inc. to LLC as of January 1, 2002; record ownership will be transferred to LLC on or before December 31, 2005.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(5) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(6) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.,


ITEM 24. INDEMNIFICATION


      New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

      SECTION 4.3. MANDATORY INDEMNIFICATION.

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

            As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 25. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR


The business of New York Life Investment Management LLC (formerly MainStay Management LLC), New York Life Insurance Company, GAMCO Investors, Inc. (formerly Gabelli Asset Management Company), MacKay Shields LLC, Jennison Associates LLC, Fund Asset Management, .P., d/b/a Mercury Advisors, Markston International, LLC and Winslow Capital Management, Inc. is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC (formerly MainStay Management LLC) is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (formerly MainStay Management LLC) (File No. 801-54912) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801- 19525) and is hereby incorporated herein by reference.

The business or other connections of each director and officer of GAMCO Investors, Inc. (formerly Gabelli Asset Management Company) is currently listed in the investment adviser registration on Form ADV for GAMCO Investors, Inc. (formerly Gabelli Asset Management Company) (File No. 801-14132) and is hereby incorporated herein by reference.

The business and other connections of each director and officer of Markston International, LLC is currently listed in the investment adviser registration on Form ADV for Markston International, LLC (File No. 801-56141) and is hereby incorporated by reference.

The business or other connections of each director and officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated herein by reference.

The business or other connections of each director and officer of Fund Asset Management L.P., d/b/a Mercury Advisors is currently listed in the investment adviser registration on Form ADV for Fund Asset Management L.P. (File No. 801-12485) and is hereby incorporated herein by reference.

The business or other connections of each director and officer of Winslow Capital Management, Inc. is currently listed in the investment adviser registration on form ADV for Winslow Capital Management, Inc. (File No. 801-41316) and is hereby incorporated by reference.


ITEM 26. PRINCIPAL UNDERWRITERS


a.    NYLIFE Distributors Inc. also acts as the principal underwriter for:

      Eclipse Funds Inc. (File No. 33-36962)
      Eclipse Funds (File No. 33-08865)
      NYLIAC Variable Universal Life Separate Account I
      NYLIAC Multi-Funded Annuity Separate Account I
      NYLIAC Multi-Funded Annuity Separate Account II
      NYLIAC Variable Annuity Separate Account I
      NYLIAC Variable Annuity Separate Account II
      NYLIAC Variable Annuity Separate Account III
      NYLIAC Variable Life Insurance Separate Account
      NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.

                                              POSITION(S) AND OFFICE(S)         POSITION(S) AND OFFICE(S) WITH
NAME AND PRINCIPAL BUSINESS ADDRESS(1)      WITH NYLIFE DISTRIBUTORS, INC.                  TRUST
--------------------------------------      ------------------------------      ------------------------------
          Brian A. Murdock                     Chairman of the Board and                     None
                                                      President

        Christopher O. Blunt                 Executive Vice President for                    None
                                                        Retail

          Michael G. Gallo                   Executive Vice President for                    None
                                              Variable Life Distribution

          Robert J. Hebron                   Executive Vice President for                    None
                                                External Variable Life

                                            Distribution
      John R. Meyer                 Executive Vice President for                    None
                                     External Variable Annuity
                                            Distribution

    Robert A. Anselmi               Senior Managing Director and                    None
                                        Assistant Secretary

    Alison H. Micucci                Senior Managing Director -                Vice President
                                             Compliance

     Robert E. Brady                Managing Director Operations                    None

    Stephen P. Fisher               Managing Director - Marketing                   None

     Wendy K. Fishler               Managing Director - National                    None
                                              Accounts

      Mark A. Gomez                Managing Director - Compliance                   None
                                    and Chief Compliance Officer

     Julia D. Holland                  Managing Director - SMA                      None
                                            Distribution

Marguerite E. H. Morrison          Managing Director and Secretary               Secretary

     Gary M. O'Neill                 Managing Director - Agency                     None
                                            Distribution

-----------
(1) 169 Lackawanna Avenue, Parsippany, NJ 07054

c.    Inapplicable.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.


Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors Inc., 169 Lackawanna Avenue,, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by The Bank of New York, 110 Washington Street, New York, NY 10286.


ITEM 28. MANAGEMENT SERVICES.


                          Inapplicable.


ITEM 29. UNDERTAKINGS.


                          Inapplicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post Effective Amendment No. 70 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 23rd day of December, 2004.


                          THE MAINSTAY FUNDS

                          By: /s/ Gary E. Wendlandt*
                              -----------------------
                              Gary E. Wendlandt
                              President, Chairman, Chief
                              Executive Officer and Trustee


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 23, 2004.


            SIGNATURES                       TITLE

      /s/ Gary E. Wendlandt*                  President, Chairman, Chief
      ---------------------------            Executive Officer and Trustee
      GARY E. WENDLANDT

      /s/ Patrick J. Farrell                 Vice President, Treasurer and Chief
      ---------------------------            Financial and Accounting Officer
      PATRICK J. FARRELL

      /s/ Edward J. Hogan*                   Trustee
      ---------------------------
      EDWARD J. HOGAN

      /s/ Charlynn Goins**                   Trustee
      ---------------------------
      CHARLYNN GOINS

      /s/ Terry L. Lierman*                  Trustee
      ---------------------------
      TERRY L. LIERMAN

      /s/ John B. McGuckian*                 Trustee
      ---------------------------
      JOHN B. McGUCKIAN

      /s/ Donald E. Nickelson*               Trustee
      ---------------------------
      DONALD E. NICKELSON

      /s/ Richard S. Trutanic*               Trustee
      ---------------------------
      RICHARD S. TRUTANIC

      *By: /s/ Patrick J. Farrell

      ---------------------------
      As Attorney-in-Fact*

      **By: /s/ Patrick J. Farrell

      ----------------------------
      As Attorney-in-Fact**

* PURSUANT TO POWERS OF ATTORNEY FILED WITH POST-EFFECTIVE AMENDMENT NO. 55.

** PURSUANT TO POWER OF ATTORNEY FILED WITH POST-EFFECTIVE AMENDMENT NO. 56.